                                                                     EXHIBIT 4.2



================================================================================



                                TRUST AGREEMENT

                                     among

                       FIRSTPLUS INVESTMENT CORPORATION,
                                 as Depositor,


                       FIRSTPLUS RESIDUAL HOLDINGS, INC.,
                                as the Company,

                           WILMINGTON TRUST COMPANY,
                                as Owner Trustee

                                      and

                        FIRST BANK NATIONAL ASSOCIATION,
                              as Co-Owner Trustee

                         Dated as of September 1, 1996




                     FIRSTPLUS HOME LOAN OWNER TRUST 1996-3
                     Asset Backed Securities, Series 1996-3




================================================================================

                               TABLE OF CONTENTS

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                                    ARTICLE I

                                   Definitions

SECTION 1.1          Capitalized Terms  . . . . . . . . . . . . . . . . . . .  1
SECTION 1.2          Other Definitional Provisions  . . . . . . . . . . . . .  6

                                   ARTICLE II

                                  Organization

SECTION 2.1          Name   . . . . . . . . . . . . . . . . . . . . . . . . .  7
SECTION 2.2          Office   . . . . . . . . . . . . . . . . . . . . . . . .  7
SECTION 2.3          Purposes and Powers  . . . . . . . . . . . . . . . . . .  7
SECTION 2.4          Appointment of Owner Trustee   . . . . . . . . . . . . .  8
SECTION 2.5          Initial Capital Contribution of Owner Trust Estate   . .  8
SECTION 2.6          Declaration of Trust   . . . . . . . . . . . . . . . . .  8
SECTION 2.7          Liability of the Owners  . . . . . . . . . . . . . . . .  8
SECTION 2.8          Title to Trust Property  . . . . . . . . . . . . . . . .  9
SECTION 2.9          Situs of Trust   . . . . . . . . . . . . . . . . . . . .  9
SECTION 2.10         Representations and Warranties of the Depositor and the
                     Company; Covenant of the Company   . . . . . . . . . . . 10
SECTION 2.11         Maintenance of the Demand Note   . . . . . . . . . . . . 12
SECTION 2.12         Federal Income Tax Allocations   . . . . . . . . . . . . 12

                                   ARTICLE III

                  Trust Certificates and Transfer of Interests

SECTION 3.1          Initial Ownership  . . . . . . . . . . . . . . . . . . . 13
SECTION 3.2          The Trust Certificates   . . . . . . . . . . . . . . . . 13
SECTION 3.3          Execution, Authentication and Delivery of Trust
                     Certificates   . . . . . . . . . . . . . . . . . . . . . 14
SECTION 3.4          Registration of Transfer and Exchange of Trust
                     Certificates   . . . . . . . . . . . . . . . . . . . . . 14
SECTION 3.5          Mutilated, Destroyed, Lost or Stolen Trust Certificates  15
SECTION 3.6          Persons Deemed Owners  . . . . . . . . . . . . . . . . . 15
SECTION 3.7          Access to List of Owners' Names and Addresses  . . . . . 15
SECTION 3.8          Maintenance of Office or Agency  . . . . . . . . . . . . 16
SECTION 3.9          Appointment of Paying Agent  . . . . . . . . . . . . . . 16
SECTION 3.10         Ownership by Company of the FRH Certificates   . . . . . 16
SECTION 3.11         Book-Entry Certificates  . . . . . . . . . . . . . . . . 17
SECTION 3.12         Notices to Clearing Agency   . . . . . . . . . . . . . . 18
SECTION 3.13         Definitive Certificates  . . . . . . . . . . . . . . . . 18





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                               TABLE OF CONTENTS
                                  (Continued)
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SECTION 3.14         Restrictions on Transfer of Residual Interest
                            Instruments   . . . . . . . . . . . . . . . . . . 18


                                   ARTICLE IV

                            Actions by Owner Trustee

SECTION 4.1          Prior Notice to Owners with Respect to Certain Matters   21
SECTION 4.2          Action by Owners with Respect to Certain Matters   . . . 23
SECTION 4.3          Action by Owners with Respect to Bankruptcy  . . . . . . 23
SECTION 4.4          Restrictions on Owners' Power  . . . . . . . . . . . . . 23
SECTION 4.5          Majority Control   . . . . . . . . . . . . . . . . . . . 23

                                    ARTICLE V

                   Application of Trust Funds; Certain Duties

SECTION 5.1          Establishment of Trust Account   . . . . . . . . . . . . 24
SECTION 5.2          Application Of Trust Funds   . . . . . . . . . . . . . . 24
SECTION 5.3          Method of Payment  . . . . . . . . . . . . . . . . . . . 25
SECTION 5.4          Segregation of Moneys; No Interest   . . . . . . . . . . 25
SECTION 5.5          Accounting and Reports to the Certificateholder, Owners,
                            the Internal Revenue Service and Others . . . . . 25
SECTION 5.6          Signature on Returns; Tax Matters Partner  . . . . . . . 26

                                   ARTICLE VI

                      Authority and Duties of Owner Trustee

SECTION 6.1          General Authority  . . . . . . . . . . . . . . . . . . . 26
SECTION 6.2          General Duties   . . . . . . . . . . . . . . . . . . . . 26
SECTION 6.3          Action upon Instruction  . . . . . . . . . . . . . . . . 27
SECTION 6.4          No Duties Except as Specified in this Agreement,
                            the Basic Documents or in Instructions  . . . . . 28
SECTION 6.5          No Action Except Under Specified Documents
                            or Instruction  . . . . . . . . . . . . . . . . . 28
SECTION 6.6          Restrictions   . . . . . . . . . . . . . . . . . . . . . 28

                                   ARTICLE VII

                          Concerning the Owner Trustee

SECTION 7.1          Acceptance of Trusts and Duties  . . . . . . . . . . . . 29





                                      -ii-
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                               TABLE OF CONTENTS
                                  (Continued)
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
SECTION 7.2          Furnishing of Documents  . . . . . . . . . . . . . . . . 30
SECTION 7.3          Representations and Warranties   . . . . . . . . . . . . 30
SECTION 7.4          Reliance; Advice of Counsel  . . . . . . . . . . . . . . 31
SECTION 7.5          Not Acting  in Individual Capacity.  . . . . . . . . . . 32
SECTION 7.6          Owner Trustee Not Liable for Trust Certificates or Home
                     Loans  . . . . . . . . . . . . . . . . . . . . . . . . . 32
SECTION 7.7          Owner Trustee May Own Trust Certificates and Notes   . . 32
SECTION 7.8          Licenses   . . . . . . . . . . . . . . . . . . . . . . . 33

                                  ARTICLE VIII

                          Compensation of Owner Trustee

SECTION 8.1          Owner Trustee's Fees and Expenses  . . . . . . . . . . . 33
SECTION 8.2          Indemnification  . . . . . . . . . . . . . . . . . . . . 33
SECTION 8.3          Payments to the Owner Trustee  . . . . . . . . . . . . . 33

                                   ARTICLE IX

                         Termination of Trust Agreement

SECTION 9.2          Dissolution Upon Bankruptcy of the Company   . . . . . . 35

                                    ARTICLE X

             Successor Owner Trustees and Additional Owner Trustees

SECTION 10.1         Eligibility Requirements for Owner Trustee   . . . . . . 36
SECTION 10.2         Resignation or Removal of Owner Trustee  . . . . . . . . 37
SECTION 10.3         Successor Owner Trustee  . . . . . . . . . . . . . . . . 37
SECTION 10.4         Merger or Consolidation of Owner Trustee   . . . . . . . 38
SECTION 10.5         Appointment of Co-Trustee or Separate Trustee  . . . . . 38

                                   ARTICLE XI

                                  Miscellaneous

SECTION 11.1         Supplements and Amendments   . . . . . . . . . . . . . . 40
SECTION 11.2         No Legal Title to Owner Trust Estate in Owners   . . . . 41
SECTION 11.3         Limitations on Rights of Others  . . . . . . . . . . . . 41
SECTION 11.4         Notices  . . . . . . . . . . . . . . . . . . . . . . . . 41
SECTION 11.5         Severability   . . . . . . . . . . . . . . . . . . . . . 42





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                               TABLE OF CONTENTS
                                  (Continued)
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SECTION 11.6         Separate Counterparts  . . . . . . . . . . . . . . . . . 42
SECTION 11.7         Successors and Assigns   . . . . . . . . . . . . . . . . 42
SECTION 11.8         Covenants of the Company   . . . . . . . . . . . . . . . 42
SECTION 11.9         No Petition  . . . . . . . . . . . . . . . . . . . . . . 42
SECTION 11.10        No Recourse  . . . . . . . . . . . . . . . . . . . . . . 43
SECTION 11.11        Headings   . . . . . . . . . . . . . . . . . . . . . . . 43
SECTION 11.12        GOVERNING LAW  . . . . . . . . . . . . . . . . . . . . . 43
SECTION 11.13        Certificate and Residual Interest Transfer
                            Restrictions  . . . . . . . . . . . . . . . . . . 43
SECTION 11.15        Third-Party Beneficiary  . . . . . . . . . . . . . . . . 44


EXHIBIT A            Form of Certificate
EXHIBIT A-2          Form of Certificate issued to the Company
EXHIBIT B            Form of Residual Interest
EXHIBIT B-2          Form of Residual Interest issued to
                     the Company
EXHIBIT C            Form of Certificate of Trust
EXHIBIT D            Form of Demand Note
EXHIBIT E            Form of Certificate Depository
                     Agreement

         TRUST AGREEMENT, dated as of September 1, 1996, among FIRSTPLUS INVESTMENT CORPORATION, a Nevada corporation, as Depositor (the "Depositor"), FIRSTPLUS RESIDUAL HOLDINGS, INC. (the "Company"), a Nevada corporation, WILMINGTON TRUST COMPANY, a Delaware banking corporation, as Owner Trustee (the "Owner Trustee") and First Bank National Association, as Co-Owner Trustee (the "Co-Owner Trustee").


                                   ARTICLE I


                                  Definitions

         SECTION 1.1 Capitalized Terms. For all purposes of this Agreement, the following terms shall have the meanings set forth below:

         "Agreement" shall mean this Trust Agreement, as the same may be amended and supplemented from time to time.

         "Administration Agreement" shall mean the Administration Agreement, dated as of September 1, 1996 among the Issuer, FFI, and First Bank National Association, as Administrator.

         "Administrator" shall mean First Bank National Association, or any successor in interest thereto, in its capacity as Administrator under the Administration Agreement.

         "Basic Documents" shall mean this Agreement, the Sale and Servicing Agreement, the Indenture, the Administration Agreement, the Insurance Agreement, the Custodial Agreement, the Note Depository Agreement, the Certificate Depository Agreement and the other documents and certificates delivered in connection therewith.

         "Benefit Plan" shall have the meaning assigned to such term in Section 11.13.

         "Book-Entry-Certificate" shall mean a beneficial interest in the Certificates, ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 3.11.

         "Business Trust Statute" shall mean Chapter 38 of Title 12 of I the Delaware Code, 12 Del. Code Section 3801 et seq., as the same may be amended from time to time.

         "Certificate" shall mean a certificate (other than a Residual Interest Instrument) evidencing the beneficial interest of an Owner in the Trust, substantially in the form attached hereto as Exhibit A.

         "Certificate Depository Agreement" shall mean the agreement among the Trust and the DTC, dated as of the Closing Date, substantially in the form attached hereto as Exhibit E, relating to the Certificates, as the same may be amended and supplemented from time to time.

         "Certificate Distribution Account" shall have the meaning assigned to such term in Section 5.1.

         "Certificate of Trust" shall mean the Certificate of Trust in the form of Exhibit C to be filed for the Trust pursuant to Section 3810(a) of the Business Trust Statute.

         "Certificate Owner" shall mean, with respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Book-Entry Certificate, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

         "Certificate Register" and "Certificate Registrar" shall mean the register mentioned and the registrar appointed pursuant to Section 3.4.

         "Certificateholder" or "Holder" shall mean a Person in whose name a Certificate is registered.

         "Clearing Agency" shall mean an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act.

         "Clearing Agency Participant" shall mean a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

         "Code" shall mean the Internal Revenue Code of 1986, as amended, and Treasury Regulations promulgated thereunder.

         "Corporate Trust Office" shall mean, with respect to the Owner Trustee, the principal corporate trust office of the Owner Trustee located at Rodney Square North, 1100 North Market Street, Wilmington, DE 19890-0001; or at such other address in the State of Delaware as the Owner Trustee may designate by notice to the Owners and the Company, or the principal corporate trust office of any successor Owner Trustee (the address (which shall be in the State of Delaware) of which the successor owner trustee will notify the Owners and the Company).

         "Demand Note" means the Demand Note dated September 27, 1996, in the amount of $2,500,000.00 from RAC to the Company in substantially the form attached hereto as Exhibit D.

         "Definitive Certificates" means a certificated form of security that represents a Certificate pursuant to Section 3.13 or a Residual Interest Instrument.

         "DTC" shall mean the Depository Trust Company, as the initial Clearing Agency.

         "ERISA" shall have the meaning assigned thereto in Section 11.13.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         "Expenses" shall have the meaning assigned to such term in Section
8.2.

         "FFI" shall mean FIRSTPLUS FINANCIAL, INC., a Texas corporation.

         "FRH Certificates" shall mean (i) the Definitive Certificate in substantially the form attached hereto as Exhibit A-2 representing 1% Percentage Interest of the Initial Certificate Principal Balance of the Certificates that the Company is receiving pursuant to Section 3.10 and (ii) the Definitive Certificate in substantially the form attached hereto as Exhibit B-2 representing a 1% Percentage Interest in the Residual Interest that the Company is receiving pursuant to Section 3.10.

         "Indenture" shall mean the Indenture, dated as of September 1, 1996, by and between the Issuer and the Indenture Trustee.

         "Indenture Trustee" means First Bank National Association, as Indenture Trustee under the Indenture.

         "Initial Certificate Principal Balance" shall mean $11,250,000.

         "Insolvency Event" shall have occurred with respect to the Company if:

                 (i) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Company and such decree or order shall have remained in force, undischarged or unstayed for a period of 60 days; or

                 (ii) the Company shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Company or of or relating to all or substantially all of the Company's property;

                 (iii) the board of the directors of the Company shall voluntarily dissolve the Company; or

                 (iv) the Company shall admit in writing its inability to pay its debts as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations.

PROVIDED HOWEVER, that the substantive consolidation of the Company with an entity in respect of which the events described in (i) - (iv) above have occurred shall not constitute an Insolvency Event with respect to the Company.

         "Insurance Agreement" shall mean the Insurance Agreement, dated as of September 27, 1996, among the Transferor, the Seller, the Issuer, RAC Financial Group, Inc., the Company, the Indenture Trustee and the Securities Insurer.

         "Issuer" shall mean FIRSTPLUS HOME LOAN OWNER TRUST 1996-3, the Delaware business trust created pursuant to this Agreement.

         "Non-permitted Foreign Holder" shall have the meaning set forth in
Section 3.14.

         "Non-U.S. Person" shall mean an individual, corporation, partnership or other person other than a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate or trust that is subject to U.S. federal income tax regardless of the source of its income.

         "Owner" shall mean each Holder of a Certificate and each holder of a Residual Interest Investment, as applicable.

         "Owner Trust Estate" shall mean all right, title and interest of the Trust in and to the property and rights assigned to the Trust pursuant to
Section 2.5 hereof and Article II of the Sale and Servicing Agreement (including the Trust Estate), all funds on deposit from time to time in the Trust Accounts (including the Certificate Distribution Account) and all other property of the Trust from time to time, including any rights of the Owner Trustee and the Trust pursuant to the Sale and Servicing Agreement and the Administration Agreement.

         "Owner Trustee" shall mean Wilmington Trust Company, a Delaware banking corporation, not in its individual capacity but solely as owner trustee under this Agreement, and any successor owner trustee hereunder.

         "Paying Agent" shall mean the Co-Owner Trustee or any successor in interest thereto or any other paying agent or co-paying agent appointed pursuant to Section 3.9 and authorized by the Issuer to make payments to and distributions from the Certificate Distribution Account, including payment of principal of or interest on the Certificates on behalf of the Issuer.

         "Percentage Interest" shall mean with respect to any Certificate, the portion of the Certificates as a whole evidenced by such single Certificate, expressed as a percentage rounded to five decimal places, equivalent to a fraction, the numerator of which is the denomination represented by such single Certificate and the denominator of which is the Initial Certificate Principal Balance. With respect to each Residual Interest Instrument, the percentage portion of all of the Residual Interest evidenced thereby as stated on the face of such Residual Interest Instrument.

         "Prospective Owner" shall have the meaning set forth in Section
3.14(a).

         "RAC" shall mean RAC Financial Corporation, a Nevada corporation.

         "Rating Agency Condition" means, with respect to any action to which a Rating Agency Condition applies, that each Rating Agency shall have been given 10 days (or such shorter period as is acceptable to each Rating Agency) prior notice thereof and that each of the Rating Agencies shall have notified the Seller, the Servicer, the Securities Insurer, the Owner Trustee and the Issuer in writing that such action will not result in a reduction or withdrawal of the then current rating of the Notes and Certificates.

         "Record Date" shall mean as to each Distribution Date the last Business Day of the month immediately preceding the month in which such Distribution Date occurs.

         "Residual Interest" shall mean the right to receive distributions of Excess Spread, if any, and certain other funds, if any, on each Distribution Date, pursuant to Section 5.06 of the Sale and Servicing Agreement.

         "Residual Interest Instrument" shall mean an instrument substantially in the form attached as Exhibit B hereto and evidencing the Residual Interest.

         "Residual Interestholders" shall mean, initially, FFI, as holder of 99% Percentage Interest of the Residual Interest, and the Company, as holder of 1% Percentage Interest of the Residual Interest.

         "Sale and Servicing Agreement" shall mean the Sale and Servicing Agreement dated as of the date hereof, among the Trust as Issuer, the Depositor, as Seller, the Indenture Trustee as Indenture Trustee and Co-Owner Trustee and FFI, as Transferor and Servicer.

         "Secretary of State" shall mean the Secretary of State of the State of Delaware.

         "Securities Insurer shall mean MBIA Insurance Corporation.

         "Securities Insurer Default": The failure of the Securities Insurer to make payments under the Guaranty Policy, if such failure has not been remedied with ten (10) days of notice thereof, or the entry of an order or decree with respect to the Securities Insurer in any insolvency or bankruptcy proceedings which remain unstayed or undischarged for 90 days.

         "Treasury Regulations" shall mean regulations, including proposed or temporary regulations, promulgated under the Code. References herein to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

         "Trust" shall mean the trust established by this Agreement.

         "Trust Certificates" shall mean the Certificates and the Residual Interest Instruments, collectively.

         "Underwriters" shall mean those underwriters named in and parties to the Underwriting Agreement dated as of September 24, 1996 pursuant to which the Certificates will be offered publicly.


             SECTION 1.2    Other Definitional Provisions.


                   (a)      Capitalized terms used herein and not
                            otherwise defined herein have the meanings assigned to them in the Sale and Servicing Agreement or, if not defined therein, in the Indenture.

                   (b) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

                   (c) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

                   (d) The words "hereof", "herein", "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section and Exhibit references contained in this Agreement are references to Sections and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation".

                   (e) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

                   (f) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

                                   ARTICLE II


                                  Organization

             SECTION 2.1 Name. The Trust created hereby shall be known as "FIRSTPLUS HOME LOAN OWNER TRUST 1996-3", in which name the Owner Trustee may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued.


             SECTION 2.2 Office. The office of the Trust shall be in care of the Owner Trustee at the Corporate Trust Office or at such other address in Delaware as the Owner Trustee may designate by written notice to the Owners, the Securities Insurer, and the Company.


             SECTION 2.3    Purposes and Powers.   (a)  The purpose of the
Trust is to engage in the following activities:


                            (i) to issue the Notes pursuant to the Indenture and the Certificates pursuant to this Agreement and to sell such Notes and such Certificates;

                            (ii) with the proceeds of the sale of the Notes and the Certificates, to fund the Pre-Funding Account, the Capitalized Interest Account and the Reserve Account and to pay the organizational, start-up and transactional expenses of the Trust and to pay the balance to the Depositor and the Company, as their interests may appear pursuant to the Sale and Servicing Agreement;

                            (iii) to assign, grant, transfer, pledge, mortgage
                                  and convey the Trust Estate pursuant to the Indenture and to hold, manage and distribute to the Owners pursuant to the terms of the Sale and Servicing Agreement any portion of the Trust Estate released from the lien of, and remitted to the Trust pursuant to, the Indenture;

                            (iv) to enter into and perform its obligations under the Basic Documents to which it is to be a party;

                            (v) to engage in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

                            (vi)  subject to compliance with the Basic
                                  Documents, to engage in such other activities as may be required in connection with conservation of the Owner Trust Estate and the making of distributions to the Owners and the Noteholders.

                            (vii) to issue the FRH Certificates and the
                                  Residual Interest Instrument pursuant to this Agreement.

The Trust is hereby authorized to engage in the foregoing activities. The Trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement or the Basic Documents.

             SECTION 2.4 Appointment of Owner Trustee. The Depositor hereby appoints the Owner Trustee as trustee of the Trust effective as of the date hereof, to have all the rights, powers and duties set forth herein.


             SECTION 2.5 Initial Capital Contribution of Owner Trust Estate. The Depositor hereby sells, assigns, transfers, conveys and sets over to the Owner Trustee, as of the date hereof, the sum of $1. The Owner Trustee hereby acknowledges receipt in trust from the Depositor, as of the date hereof, of the foregoing contribution, which shall constitute the initial Owner Trust Estate and shall be deposited in the Certificate Distribution Account. The Depositor or the Company shall pay organizational expenses of the Trust as they may arise or shall, upon the request of the Owner Trustee, promptly reimburse the Owner Trustee for any such expenses paid by the Owner Trustee.


             SECTION 2.6 Declaration of Trust. The Owner Trustee hereby declares that it will hold the Owner Trust Estate in trust upon and subject to the conditions set forth herein for the use and benefit of the Owners, subject to the obligations of the Trust under the Basic Documents. It is the intention of the parties hereto that the Trust constitute a business trust under the Business Trust Statute and that this Agreement constitute the governing instrument of such business trust. It is the intention of the parties hereto that, solely for income and franchise tax purposes, the Trust shall be treated as a partnership, with the assets of the partnership being the Home Loans and other assets held by the Trust, the partners of the partnership being the holders of the Trust Certificates and the Notes being non-recourse debt of the partnership. The parties agree that, unless otherwise required by appropriate tax authorities, the Trust will file or cause to be filed annual or other necessary returns, reports and other forms consistent with the characterization of the Trust as a partnership for such tax purposes. Effective as of the date hereof, the Owner Trustee shall have all rights, powers and duties set forth herein and in the Business Trust Statute with respect to accomplishing the purposes of the Trust.


             SECTION 2.7    Liability of the Owners.


                   (a) The Company, as holder of the FRH Certificates, shall be liable directly to and will indemnify the injured party for all losses, claims, damages, liabilities and expenses of the Trust (including Expenses, to the extent not paid out of the Owner Trust Estate) to the extent that the Company would be liable if the Trust were a partnership under the Delaware Revised Uniform Limited Partnership Act in which the Company were a general partner; provided, however, that the Company shall not be liable for any losses incurred by an Owner in the capacity of an investor in the Trust Certificates or a Noteholder in the capacity of an investor in the Notes. In addition, any third party creditors of the Trust (other than in connection with the obligations described in the preceding sentence for which the Company shall not be liable) shall be deemed third party beneficiaries of this paragraph and paragraph (c) below. The obligations of the Company under this paragraph and paragraph
                            (c) below shall be evidenced by the FRH
                            Certificates the Company is receiving pursuant to
                            Section 3.10.

                   (b) No Owner, other than to the extent set forth in paragraphs (a) and (c), shall have any personal liability for any liability or obligation of the Trust.

                   (c) The Company agrees to be liable directly to and will indemnify the injured party for all losses, claim damages, liabilities and expenses (other than those incurred by an Owner in the capacity of an investor in the Trust Certificates or a Noteholder in the capacity of an investor in the Notes) arising out of or based on the arrangements pursuant to which the amounts distributed to the Residual Interestholders are held by the Company and the FFI, respectively, as Residual Interestholders, as though such arrangements were partnerships under the Delaware Revised Uniform Limited Partnership Act in which the Company were a general partner.

             SECTION 2.8    Title to Trust Property.


                   (a) Subject to the Indenture, legal title to all the Owner Trust Estate shall be vested at all times in the Trust as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the Owner Trust Estate to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Owner Trustee, the Co-Owner Trustee and/or a separate trustee, as the case may be.

                   (b) The Owners shall not have legal title to any part of the Owner Trust Estate. No transfer by operation of law or otherwise of any interest of the Owners shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of any part of the Owner Trust Estate.

             SECTION 2.9 Situs of Trust. The Trust will be located and administered in the state of Delaware. All bank accounts maintained by the Owner Trustee on behalf of the Trust shall be located in the State of Delaware or the State of New York except with respect to the Co-Owner Trustee. The Trust shall not have any employees; provided, however, that nothing herein shall restrict or prohibit the Owner Trustee from having employees within or without the State of Delaware. Payments will be received by the Trust only in Delaware or New York, and payments will be made by the Trust only from Delaware or New York except with respect to the Co-Owner Trustee. The only office of the Trust will be at the Corporate Trust Office in Delaware.

             SECTION 2.10 Representations and Warranties of the Depositor and the Company; Covenant of the Company.


                   (a) The Depositor hereby represents and warrants to the Owner Trustee and the Securities Insurer that:

                            (i)      The Depositor is duly organized and
                                     validly existing as a corporation in good standing under the laws of the State of Nevada, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

                            (ii) The Depositor is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications.

                            (iii) The Depositor has the power and authority to execute and deliver this Agreement and to carry out its terms; the Depositor has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Trust and the Depositor has duly authorized such sale and assignment and deposit to the Trust by all necessary corporate action; and the execution, delivery and performance of this Agreement has been duly authorized by the Depositor by all necessary corporate action.

                            (iv) The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or by-laws of the Depositor, or any indenture, agreement or other instrument to which the Depositor is a party or by which it is bound; nor result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); nor violate any law or, to the best of the Depositor's knowledge, any order, rule or regulation applicable to the Depositor of any court or of any Federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties.

                            (v) There are no proceedings or investigations pending or notice of which has been received in writing before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties: (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement.

                            (vi) The representations and warranties of the Depositor in Section 3.01 of the Sale and Servicing Agreement are true and correct.

                   (b) The Company hereby represents and warrants to the Owner Trustee and the Securities Insurer that:

                            (i) The Company is duly organized and validly existing as a corporation in good standing under the laws of the State of Nevada, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

                            (ii)     The Company is duly qualified to do
                                     business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications.

                            (iii)    The Company has the power and authority
                                     to execute and deliver this Agreement and to carry out its terms; and the execution, delivery and performance of this Agreement has been duly authorized by the Company by all necessary corporate action.

                            (iv) The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or by-laws of the Company, or any indenture, agreement or other instrument to which the Company is a party or by which it is bound; nor result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); nor violate any law or, to the best of the Company's knowledge, any order, rule or regulation applicable to the Company of any court or of any Federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Company or its properties.

                            (v)      There are no proceedings or
                                     investigations pending or, to the
                                     Company's best knowledge,
                                     threatened, before any court,
                                     regulatory body, administrative
                                     agency or other governmental
                                     instrumentality having jurisdiction
                                     over the Company or its properties:
                                     (i) asserting the invalidity of this
                                     Agreement, (ii) seeking to prevent
                                     the consummation of any of the
                                     transactions contemplated by this
                                     Agreement or (iii) seeking any
                                     determination or ruling that might
                                     materially and adversely affect the
                                     performance by the Company of its
                                     obligations under, or the validity
                                     or enforceability of, this
                                     Agreement.

                            (vi)     From the date of its incorporation
                                     until the date of this Agreement,
                                     except with respect to obtaining an
                                     Investing Lender Approval from the
                                     Department of Housing and Urban
                                     Development, the Company has not
                                     conducted any business or trade, has
                                     not entered into any contracts,
                                     written or oral, has not had any
                                     employees, has no liabilities or
                                     creditors, and no liens or
                                     encumbrances have existed or exist
                                     with respect to the Company or its
                                     assets.

                   (c) The Company covenants with the Owner Trustee and the Securities Insurer that during the continuance of this Agreement it will comply in all respects with the provisions of its Articles of Incorporation in effect from time to time.

             SECTION 2.11 Maintenance of the Demand Note. To the fullest extent permitted by applicable law, the Company agrees that it shall not sell, convey, pledge, transfer or otherwise dispose of the Demand Note. Upon maturity of the Demand Note, the Company shall take such action as is necessary to renew the Demand Note and to maintain the Demand Note in effect until the expiration of this Agreement.


             SECTION 2.12 Federal Income Tax Allocations. Net income of the Trust for any month, as determined tor Federal income tax purposes (and each item of income, gain, loss and deduction entering into the computation thereof), shall be allocated:


                   (a) among the Certificates as of the first Record Date following the end of such month, in proportion to their ownership of principal amount of Trust Certificates on such date, an amount of net income up to the sum of (i) the amount distributed in respect of interest to the Certificateholders pursuant to Section 5.06(c) of the Sale and Servicing Agreement for such month, and (ii) the portion of the market discount on the Home Loans accrued during such month that is allocable to the excess, if any, of the initial aggregate principal amount of the Certificates over their initial aggregate issue price; and

                   (b) to the Residual Interestholders, pro rata, to the extent of any remaining net income.

If the net income of the Trust for any month is insufficient for the allocations described in clause (a) above, subsequent net income shall first be allocated to make up such shortfall before being allocated as provided in the preceding sentence. Net losses of the Trust, if any, for any month, as determined for Federal income tax purposes (and each item of income, gain, loss and deduction entering into the computation thereof), shall be allocated to the Residual Interestholders to the extent the Residual Interestholders are reasonably expected to bear the economic burden of such net losses, and any remaining net losses shall be allocated among the Certificates as of the first Record Date following the end of such month in proportion to their ownership of principal amount of Trust certificates on such Record Date. Any indebtedness allocated pursuant to Treasury Regulation Section 1.752 - 3(a)(3) shall be allocated to the Residual Interest.


                                  ARTICLE III


                  Trust Certificates and Transfer of Interests

             SECTION 3.1 Initial Ownership. Upon the formation of the Trust by the contribution by the Depositor pursuant to Section 2.5 and until the issuance of the Trust Certificates, the Depositor shall be the sole Owner of the Trust.


             SECTION 3.2 The Trust Certificates. The Certificates (other than the Residual Interest) shall be issued in minimum denominations of $100,000 and in integral multiples of $1,000 in excess thereof; provided, however, the FRH Certificates issued to the Company pursuant to Section 3.10 may be issued in a lesser denomination. Upon the issuance of the Trust Certificates, the Company will be issued the FRH Certificates. The Residual Interest shall not be issued with a principal amount. The Trust Certificates shall be executed on behalf of the Trust by manual or facsimile signature of a Trust Officer of the Owner Trustee. Trust Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be valid and binding obligations of the Trust, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such Trust Certificates or did not hold such offices at the date of authentication and delivery of such Trust Certificates.

             A transferee of a Trust Certificate shall become an Owner, and shall be entitled to the rights and subject to the obligations of an Owner hereunder and under the Sale and Servicing Agreement, upon such transferee's acceptance of a Trust Certificate duly registered in such transferee's name pursuant to Section 3.4.


             SECTION 3.3 Execution, Authentication and Delivery of Trust Certificates. Concurrently with the initial sale of the Home Loans to the Trust pursuant to the Sale and Servicing Agreement, the Owner Trustee shall cause the Certificates, in an aggregate principal amount equal to the Initial Certificate Principal Balance, and the Residual Interest Instruments representing 100% of the Percentage Interests of the Residual Interest to be executed on behalf of the Trust, authenticated and delivered to or upon the written order of the Depositor, signed by its chairman of the board, its president or any vice president, without further corporate action by the Depositor, in authorized denominations. No Trust Certificate shall entitle its holder to any benefit under this Agreement, or shall be valid for any purpose, unless there shall appear on such Trust Certificate a certificate of authentication substantially in the form set forth in Exhibit A and B, executed by the Owner Trustee or the Administrator, as the Owner Trustee's authenticating agent, by manual or facsimile signature; such authentication shall constitute conclusive evidence that such Trust Certificate shall have been duly authenticated and delivered hereunder. All Trust Certificates shall be dated the date of their authentication.


             SECTION 3.4 Registration of Transfer and Exchange of Trust Certificates. The Certificate Registrar shall keep or cause to be kept, at the office or agency maintained pursuant to Section 3.8, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Owner Trustee shall provide for the registration of Trust Certificates and of transfers and exchanges of Trust Certificates as herein provided. The Administrator shall be the initial Certificate Registrar.

             Upon surrender for registration of transfer of any Trust Certificate at the office or agency maintained pursuant to Section 3.8, the Owner Trustee shall execute, authenticate and deliver (or shall cause the Administrator as its authenticating agent to authenticate and deliver), in the name of the designated transferee or transferees, one or more new Trust Certificates in authorized denominations of a like aggregate amount dated the date of authentication by the Owner Trustee or any authenticating agent. At the option of an Owner, Trust Certificates may be exchanged for other Trust Certificates of authorized denominations of a like aggregate amount upon surrender of the Trust Certificates to be exchanged at the office or agency maintained pursuant to Section 3.8.

             Every Trust Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the Owner or his attorney duly authorized in writing. In addition, each Residual Interest Interest presented or surrendered for registration of transfer and exchange must be accompanied by a letter from the Prospective Owner certifying as to the representations set forth in Section 3.14(a) and (b). Each Trust Certificate surrendered for registration of transfer or exchange shall be canceled disposed of by the Owner Trustee in accordance with its customary practice.

             No service charge shall be made for any registration of transfer or exchange of Trust Certificates, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Trust Certificates.

             The preceding provisions of this Section notwithstanding, the Owner Trustee shall not make and the Certificate Registrar shall not register transfer or exchanges of Trust Certificates for a period of 15 days preceding the due date for any payment with respect to the Trust Certificates.

             SECTION 3.5 Mutilated, Destroyed, Lost or Stolen Trust Certificates. If (a) any mutilated Trust Certificate shall be surrendered to the Certificate Registrar, or if the Certificate Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Trust Certificate and (b) there shall be delivered to the Certificate Registrar and the Owner Trustee such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice that such

Trust Certificate shall have been acquired by a bona fide purchaser, the Owner Trustee on behalf of the Trust shall execute and the Owner Trustee, or the Administrator as the Owner Trustee's authenticating agent, shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Trust Certificate, a new Trust Certificate of like tenor and denomination. In connection with the issuance of any new Trust Certificate under this Section, the Owner Trustee or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Trust Certificate issued pursuant to this Section shall constitute conclusive evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Trust Certificate shall be found at any time.


             SECTION 3.6 Persons Deemed Owners. Prior to due presentation of a Trust Certificate for registration of transfer, the Owner Trustee or the Certificate Registrar may treat the Person in whose name any Trust Certificate shall be registered in the Certificate Register as the owner of such Trust Certificate for the purpose of receiving distributions pursuant to Section 5.2 and for all other purposes whatsoever, and neither the owner Trustee nor the Certificate Registrar shall be bound by any notice to the contrary.


             SECTION 3.7 Access to List of Owners' Names and Addresses. The Owner Trustee shall furnish or cause to be furnished to the Servicer and the Depositor, within 15 days after receipt by the Owner Trustee of a request therefor from the Servicer, the Depositor or the Indenture Trustee in writing, a list, in such form as the Servicer, the Depositor or the Indenture Trustee may reasonably require, of the names and addresses of the Owners as of the most recent Record Date. If three or more Certificateholders or one or more Holders of Certificates together evidencing not less than 25% of the Certificate Principal Balance apply in writing to the Owner Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and such application is accompanied by a copy of the communication that such applicants propose to transmit, then the Owner Trustee shall, within five Business Days after the receipt of such application, afford such applicants access during normal business hours to the current list of Certificateholders. Each Owner, by receiving and holding a Trust Certificate, shall be deemed to have agreed not to hold any of the Depositor, the Company, the Certificate Registrar or the Owner Trustee accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.


             SECTION 3.8 Maintenance of Office or Agency. The Owner Trustee shall maintain in the Borough of Manhattan, The City of New York, an office or offices or agency or agencies where Trust Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Owner Trustee in respect of the Trust Certificates and the Basic Documents may be served. The Owner Trustee initially designates the Administrator's office in New York as its principal corporate trust office for such purposes. The Owner Trustee shall give prompt written notice to the Company and to the Certificateholders of any change in the location of the Certificate Register or any such office or agency.


             SECTION 3.9 Appointment of Paying Agent. The Owner Trustee hereby appoints the Co-Owner Trustee as Paying Agent under this Agreement. The Paying Agent shall make distributions to Certificateholders from the Certificate Distribution Account pursuant to Section 5.2 hereof and

Section 5.06 of the Sale and Servicing Agreement and shall report the amounts of such distributions to the Owner Trustee. The Paying Agent shall have the revocable power to withdraw funds from the Certificate Distribution Account for the purpose of making the distributions referred to above. In the event that the Co-Owner Trustee shall no longer be the Paying Agent hereunder, the Owner Trustee shall appoint a successor to act as Paying Agent (which shall be a bank or trust company) acceptable to the Securities Insurer. The Owner Trustee shall cause such successor Paying Agent or any additional Paying Agent appointed by the Owner Trustee to execute and deliver to the Owner Trustee an instrument in which such successor Paying Agent or additional Paying Agent shall agree with the Owner Trustee that as Paying Agent, such successor Paying Agent or additional Paying Agent will hold all sums, if any, held by it for payment to the Owners in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Owners. The Paying Agent shall return all unclaimed funds to the Owner Trustee, and upon removal of a Paying Agent, such Paying Agent shall also return all funds in its possession to the Owner Trustee. The provisions of Sections 7.1, 7.3, 7.4 and
8.1 shall apply to the Co-Owner Trustee also in its role as Paying Agent, for so long as the Co-Owner Trustee shall act as Paying Agent and, to the extent applicable, to any other paying agent appointed hereunder. Any reference in this Agreement to the Paying Agent shall include any co-paying agent unless the context requires otherwise. Notwithstanding anything herein to the contrary, the Co-Owner Trustee and the Paying Agent shall be the same entity as the Indenture Trustee under the Indenture and the Sale and Servicing Agreement, unless a Securities Insurer Default has occurred and is continuing. In such event, the Co-Owner Trustee and the Paying Agent shall resign and the Owner Trustee shall assume the duties and obligations of the Co-Owner Trustee and the Paying Agent hereunder and under the Sale and Servicing Agreement. In addition, in such event, the Indenture Trustee shall agree to continue to make claims under the Guaranty Policy on behalf of the Owner Trustee for the benefit of the Certificateholders pursuant to the Sale and Servicing Agreement.


             SECTION 3.10 Ownership by Company of the FRH Certificates. On the Closing Date, the Company shall receive from the Trust and thereafter shall retain beneficial and record ownership of the FRH Certificates representing at least a 1% Percentage Interest of the Initial Certificate Principal Balance and at least a 1% Percentage Interest of the Residual Interest. The FRH Certificates shall be non-transferable. Any attempted transfer of any FRH Certificates shall be null and void. The Owner Trustee shall cause any FRH Certificate issued to the Company to contain a legend substantially to such effect.


             SECTION 3.11 Book-Entry Certificates. The Certificates, upon original issuance, will be issued in the form of a typewritten Certificate or Certificates representing Book-Entry Certificates, to be delivered to The Depository Trust Company, the initial Clearing Agency, by, or on behalf of, the Trust; provided, however, that one Definitive Certificate (the Residual Interest Instrument constituting one of the FRH Certificates) may be issued to the Company pursuant to Section 3.10. Such Certificate or Certificates shall initially be registered on the Certificate Register in the name of Cede & Co., the nominee of the initial Clearing Agency, and no Certificate Owner will receive a definitive Certificate representing such Certificate Owners' interest in such Certificate, except as provided in this Section 3.11 and in Section
3.13. Unless and until Definitive Certificates, fully registered, have been issued to Certificate Owners pursuant Section 3.13:


                            (i) the provisions of this Section shall be in full force and effect;

                            (ii)     the Certificate Registrar and the
                                     Owner Trustee shall be entitled to
                                     deal with the Clearing Agency for
                                     all purposes of this Agreement
                                     (including the payment of principal
                                     of and interest on the Certificates
                                     and the giving of instructions or
                                     directions hereunder) as the sole
                                     Holder of the Certificates and shall
                                     have no obligation to the
                                     Certificate Owners;

                            (iii) to the extent that the provisions of this Section conflict with any other provisions of this Agreement, the provisions of this Section shall control;

                            (iv)     the rights of Certificate Owners
                                     shall be exercised only through the
                                     Clearing Agency and shall be limited
                                     to those established by law and
                                     agreements between such Certificate
                                     Owners and the Clearing Agency
                                     and/or the Clearing Agency
                                     Participants.  Pursuant to the
                                     Certificate Depository Agreement,
                                     unless and until Definitive
                                     Certificates are issued pursuant to
                                     Section 3.13, the initial Clearing
                                     Agency will make book-entry
                                     transfers among the Clearing Agency
                                     Participants and receive and
                                     transmit payments of principal of
                                     and interest on the Certificates to
                                     such Clearing Agency Participants;
                                     and

                            (v)      whenever this Agreement requires or
                                     permits actions to be taken based
                                     upon instructions or directions of
                                     Holders of Certificates evidencing a
                                     specified percentage of the
                                     Certificate Principal Balance, the
                                     Clearing Agency shall be deemed to
                                     represent such percentage only to
                                     the extent that it has received
                                     instructions to such effect from
                                     Certificate Owners and/or Clearing
                                     Agency Participants owning or
                                     representing, respectively, such
                                     required percentage of the
                                     beneficial interest in the
                                     Certificates and has delivered such
                                     instructions to the Owner Trustee.

             SECTION 3.12   Notices to Clearing Agency.  Whenever a
notice or other communication to the Certificateholders is required under this Agreement, unless and until Definitive Certificates shall have been issued to Certificate Owners pursuant to Section 3.13, the Owner Trustee shall give all such notices and communications specified herein to be given to Certificateholders to the Clearing Agency, and shall have no obligations to the Certificate Owners.


             SECTION 3.13 Definitive Certificates. If (i) the Administrator advises the Owner Trustee in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities with respect to the Certificates, and the Administrator is unable to locate a qualified successor,
(ii) the Administrator at its option advises the Owner Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency or
(iii) after the occurrence of an Event of Default, Certificate Owners representing beneficial interests aggregating at least 50% of the Certificate Principal Balance advise the Clearing Agency in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interest of the Certificate

Owners, then the Clearing Agency shall notify all Certificate Owners, the Securities Insurer and the Owner Trustee of the occurrence of any such event and of the availability of the Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Owner Trustee of the typewritten Certificate or Certificates representing the Book-Entry Certificates by the Clearing Agency, accompanied by registration instructions the Owner Trustee shall execute and authenticate the Definitive Certificates in accordance with the instructions of the Clearing Agency. Neither the Certificate Registrar nor the Owner Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates, the Owner Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders. The Definitive Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Owner Trustee, as evidenced by its execution thereof.


         SECTION 3.14   Restrictions on Transfer of Residual Interest
Instruments.

                 (a) Each prospective purchaser and any subsequent transferee of a Residual Interest Instrument (each, a "Prospective Owner"), other than FFI or the Company, shall represent and warrant, in writing, to the Owner Trustee and the Certificate Registrar and any of their respective successors that:

                            (i) Such Person is (A) a "qualified institutional buyer" as defined in Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), and is aware that the seller of the Residual Interest Instrument may be relying on the exemption from the registration requirements of the Securities Act provided by Rule 144A and is acquiring such Residual Interest Instrument for its own account or for the account of one or more qualified institutional buyers for whom it is authorized to act, or (B) a Person involved in the organization or operation of the Trust or an affiliate of such Person within the meaning of Rule 3a-7 of the Investment Company Act of 1940, as amended (including, but not limited to, the Transferor or the Company).

                            (ii) Such Person understands that the Residual Interest Instruments have not been and will not be registered under the Securities Act and may be offered, sold, pledged or otherwise transferred only to a person whom the seller reasonably believes is (A) a qualified institutional buyer or
                 (B) a Person involved in the organization or operation of the Trust or an affiliate of such Person, in a transaction meeting the requirements of Rule 144A under the Securities Act and in accordance with any applicable securities laws of any state of the United States.

                            (iii) Such Person understands that the Residual
                 Interest Instruments bear a legend to the following effect:

                            "THE RESIDUAL INTEREST IN THE TRUST REPRESENTED BY THIS RESIDUAL INTEREST INSTRUMENT HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS

                            AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. THIS RESIDUAL INTEREST MAY BE DIRECTLY OR INDIRECTLY OFFERED OR SOLD OR OTHERWISE DISPOSED OF (INCLUDING PLEDGED) BY THE HOLDER HEREOF ONLY TO
                            (I) A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE ACT, IN A TRANSACTION THAT IS REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR THAT IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT PURSUANT TO RULE 144A OR (II) A PERSON INVOLVED IN THE ORGANIZATION OR OPERATION OF THE TRUST OR AN AFFILIATE OF SUCH A PERSON WITHIN THE MEANING OF RULE 3a-7 OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (INCLUDING, BUT NOT LIMITED TO, FIRSTPLUS RESIDUAL HOLDINGS, INC. AND FIRSTPLUS FINANCIAL, INC. ) IN A TRANSACTION THAT IS REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR THAT IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND SUCH LAWS. NO PERSON IS OBLIGATED TO REGISTER THIS RESIDUAL INTEREST UNDER THE ACT OR ANY STATE SECURITIES LAWS. "

                            (iv) Such Person shall comply with the provisions of Section 3.14(b), as applicable, relating to the ERISA restrictions with respect to the acceptance or acquisition of such Residual Interest Instrument.

                 (b) Each Prospective Owner, other than FFI or the Company, shall either:

                            (i) represent and warrant, in writing, to the Owner Trustee and the Certificate Registrar and any of their respective successors that (1) the Prospective Owner is not an "employee benefit plan" within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or a "plan" within the meaning of Section 4975(e)(1) of the Code (any such plan or employee benefit plan, a "Plan") and is not directly or indirectly purchasing such Residual Interest Instrument on behalf of, as investment manager of, as named fiduciary of, as trustee of, or with assets of a Plan, or (2) either (I) the Prospective Owner is acquiring such Residual Interest Instrument for its own account and no part of the assets used to acquire such Residual Interest Instrument constitute assets of a Plan, or
                 (II) the source of funds to be used to acquire such Residual Interest Instrument is an "insurance company general account," within the meaning of Prohibited Transaction Class Exemption 95-60,60 Fed. Reg. 35925 (July 12, 1995) (the "Exemption"),
                 and there is no Plan with respect to which the amount of such general account's reserves for the contract(s) held by or on behalf of such Plan (determined under Section 807(d) of the Code), together with the amount of the reserves of the contract(s) held by or on behalf of any other Plans (determined under Section 807(d) of the Code) maintained by the same employer (or an affiliate thereof as defined in Section V(a)(1) of the Exemption) or by the same employee organization, exceed 10% of the total of all liabilities of such general account; or

                            (ii)  furnish to the Owner Trustee and the
                 Certificate Registrar and any of their respective successors an opinion of counsel acceptable to such persons that (A) the proposed issuance or transfer of the Residual Interest Instrument to such Prospective Owner will not cause any assets of the Trust to be deemed assets of a Plan, or (B) the proposed issuance or transfer of the Residual Interest Instrument will not cause the Owner Trustee or the Certificate Registrar or any of their respective successors to be a fiduciary of a Plan within the meaning of Section 3(21) of ERISA and will not give rise to a transaction described in
                 Section 406 of ERISA or Section 4975(c)(1) of the Code for which a statutory or administrative exemption is unavailable.


         (c) By its acceptance of a Residual Interest Instrument, each Prospective Owner agrees and acknowledges that no legal or beneficial interest in all or any portion of any Residual Interest Instrument may be transferred directly or indirectly to (i) an entity that holds residual securities as nominee to facilitate the clearance and settlement of such securities through electronic book-entry changes in accounts of participating organizations (a "Book-Entry Nominee"), or (ii) an individual, corporation, partnership or other person unless such transferee is not a Non-U.S. Person (any such person being referred to herein as a "Non-permitted Foreign Holder"), and any such purported transfer shall be void and have no effect.

         (d) Subject to paragraph (f) below, the Trustee shall not execute, and shall not countersign and deliver, a Residual Interest Instrument in connection with any transfer thereof unless the transferor shall have provided to the Trustee a certificate, substantially in the form attached as Exhibit F1 to this Agreement, signed by the transferee, a Book-Entry Nominee or a Non-permitted Foreign Holder, which certificate shall contain the consent of the transferee to any amendments of this Agreement as may be required to effectuate further the foregoing restrictions on transfer of the Residual Interest Instruments to Book-Entry Nominees or Non-permitted Foreign Holders, and an agreement by the transferee that it will not transfer a Residual Interest Instrument without providing to the Trustee a certificate substantially in the from attached as Exhibit F1 to this Agreement.

         (e) The Residual Interest Instruments shall bear an additional legend referring to the restrictions contained in paragraphs (b) and (c) above.

         (f) Notwithstanding paragraph (d) above, in the event that FIRSTPLUS FINANCIAL, INC. pledges, mortgages, assigns or otherwise grants any security interest in the Residual Interest to any person (each, a "Pledgee"), the Trustee may execute, countersign and deliver a Residual Interest Instrument to such Pledgee, provided that such Pledgee shall have delivered to the Trustee a Certificate signed on behalf of the Pledgee substantially in the form attached as Exhibit F2 to this Agreement.

                                   ARTICLE IV


                            Actions by Owner Trustee

              SECTION 4.1 Prior Notice to Owners with Respect to Certain Matters. With respect to the following matters, the Owner Trustee shall not take action, and the Owners shall not direct the Owner Trustee to take any action, unless at least 30 days before the taking of such action, the Owner Trustee shall have notified the Owners and the Securities Insurer in writing of the proposed action and the Owners and/or the Securities Insurer shall not have notified the Owner Trustee in writing prior to the 30th day after such notice is given that such Owners and/or the Securities Insurer have withheld consent or the Owners have provided alternative direction (any direction by the Owners shall require the prior consent of the Securities Insurer):


                 (a) the initiation of any claim or lawsuit by the Trust (except claims or lawsuits brought in connection with the collection of the Home Loans) and the compromise of any action, claim or lawsuit brought by or against the Trust (except with respect to the aforementioned claims or lawsuits for collection of the Home Loans);

                 (b)        the election by the Trust to file an
                            amendment to the Certificate of Trust (unless such amendment is required to be filed under the Business Trust Statute);

                 (c) the amendment or other change to this Agreement or any Basic Document in circumstances where the consent of any Noteholder or the Securities Insurer is required;

                 (d)        the amendment or other change to this
                            Agreement or any Basic Document in
                            circumstances where the consent of any
                            Noteholder or the Securities Insurer is not required and such amendment materially adversely affects the interest of the Owners;

                 (e) the appointment pursuant to the Indenture of a successor Note Registrar, Paying Agent or Indenture Trustee or pursuant to this Agreement of a successor Certificate Registrar, or the consent to the assignment by the Note Registrar, Paying Agent or Indenture Trustee or Certificate Registrar of its obligations under the Indenture or this Agreement, as applicable.

                 (f) the consent to the calling or waiver of any default of any Basic Document;

                 (g)        the consent to the assignment by the
                            Indenture Trustee or Servicer of their
                            respective obligations under any Basic
                            Document;

                 (h) except as provided in Article IX hereof, dissolve, terminate or liquidate the Trust in whole or in part;

                 (i) merge or consolidate the Trust with or into any other entity, or convey or transfer all or substantially all of the Trust's assets to any other entity;

                 (j) cause the Trust to incur, assume or guaranty any indebtedness other than as set forth in this Agreement;

                 (k)        do any act that conflicts with any other
                            Basic Document;

                 (l) do any act which would make it impossible to carry on the ordinary business of the Trust as described in Section 2.13 hereof;

                 (m)        confess a judgment against the Trust;

                 (n) possess Trust assets, or assign the Trust's right to property, for other than a Trust purpose;

                 (o) cause the Trust to lend any funds to any entity; or

                 (p) change the Trust's purpose and powers from those set forth in this Trust Agreement.

         In addition the Trust shall not commingle its assets with those of any other entity. The Trust shall maintain its financial and accounting books and records separate from those of any other entity. Except as expressly set forth herein, the Trust shall pay its indebtedness, operating expenses from its own funds, and the Trust shall not pay the indebtedness, operating expenses and liabilities of any other entity. The Trust shall maintain appropriate minutes or other records of all appropriate actions and shall maintain its office separate from the offices of the Company, the Depositor, FFI and RAC.

         The Owner Trustee shall not have the power, except upon the direction of the Owners with the consent of the Securities Insurer, and to the extent otherwise consistent with the Transaction Documents, to (i) remove or replace the Servicer or the Indenture Trustee, (ii) institute proceedings to have the Trust declared or adjudicated a bankruptcy or insolvent, (iii) consent to the institution of bankruptcy or insolvency proceedings against the Trust, (iv) file a petition or consent to a petition seeking reorganization or relief on behalf of the Trust under any applicable federal or state law relating to bankruptcy, (v) consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or any similar official) of the Trust or a substantial portion of the property of the Trust, (vi) make any assignment for the benefit of the Trust's creditors, (vii) cause the Trust to admit in writing its inability to pay its debts generally as they become due, (viii) take any action, or cause the Trust to take any action, in furtherance of any of the foregoing (any of the above, a "Bankruptcy Action"). So long as the Indenture and the Insurance Agreement remain in effect and no Securities Insurer Default exists, no Certificateholder shall have the power to take, and shall not take, any Bankruptcy Action with respect to the Trust or the Company or direct the Owner Trustee to take any Bankruptcy Action with respect to the Trust or the Company.

             SECTION 4.2    Action by Owners with Respect to Certain
Matters. The Owner Trustee shall not have the power, except upon the direction of the Owners and the consent of the Securities Insurer, to (a) remove the Administrator under the Administration Agreement pursuant to Section 8 thereof,
(b) appoint a successor Administrator pursuant to Section 8 of the Administration Agreement, (c) remove the Servicer under the Sale and Servicing Agreement pursuant to Section 10.01 thereof or (d) sell the Home Loans after the termination of the Indenture. The Owner Trustee shall take the actions referred to in the preceding sentence only upon written instructions signed by the Owners and only after obtaining the consent of the Securities Insurer.


             SECTION 4.3 Action by Owners with Respect to Bankruptcy. The Owner Trustee shall not have the power to commence a voluntary proceeding in bankruptcy relating to the Trust without the consent and approval of the Securities Insurer, the unanimous prior approval of all Owners and the Securities Insurer and the delivery to the Owner Trustee by each such Owner of a certificate certifying that such Owner reasonably believes that the Trust is insolvent.


             SECTION 4.4 Restrictions on Owners' Power. The Owners shall not direct the Owner Trustee to take or refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or the Owner Trustee under this Agreement or any of the Basic Documents or would be contrary to Section 2.3 nor shall the Owner Trustee be obligated to follow any such direction, if given.


             SECTION 4.5 Majority Control. Except as expressly provided herein, any action that may be taken by the Owners under this Agreement may be taken by the Holders of Certificates evidencing more than 50% of the Certificate Principal Balance and holders of Residual Interest evidencing more than 50% of the Percentage Interest in the Residual Interest. Except as expressly provided herein, any written notice of the Owners delivered pursuant to this Agreement shall be effective if signed by Holders of Certificates evidencing more than 50% of the Certificate Balance and holders of Residual Interest evidencing more than 50% of the Percentage Interest in the Residual Interest at the time of the delivery of such notice.



                                   ARTICLE V


                   Application of Trust Funds; Certain Duties

             SECTION 5.1 Establishment of Trust Account. The Owner Trustee shall cause the Servicer, for the benefit of the Owners, to establish and maintain with First Bank National Association for the benefit of the Owner Trustee or Co-Owner Trustee one or more Eligible Accounts which while the Co-Owner Trustee holds such Trust Account shall be entitled "CERTIFICATE DISTRIBUTION ACCOUNT, FIRST BANK NATIONAL ASSOCIATION, AS CO-OWNER TRUSTEE, IN TRUST FOR THE FIRSTPLUS ASSET BACKED SECURITIES, SERIES 1996-3". Funds shall be deposited in the Certificate Distribution Account as required by the Sale and Servicing Agreement.

             All of the right, title and interest of the Co-Owner Trustee or Owner Trustee in all funds on deposit from time to time in the Certificate Distribution Account and in all proceeds thereof shall be held for the benefit of the Owners, the Securities Insurer, and such other persons entitled to distributions therefrom. Except as otherwise expressly provided herein or in the Sale and Servicing Agreement, the Certificate Distribution Account shall be under the sole dominion and control of the Owner Trustee or Co-Owner Trustee for the benefit of the Owners, the Securities Insurer and the Servicer.

             In addition to the foregoing, the Certificate Distribution
Account is a Trust Account under the Sale and Servicing Agreement and constitutes part of the Trust Estate pledged by the Trust to the Indenture Trustee under the Indenture. The Certificate Distribution Account shall be subject to and established and maintained in accordance with the applicable provisions of the Sale and Servicing Agreement and the Indenture, including, without limitation, the provisions of Section 5.06(c) of the Sale and Servicing Agreement regarding distributions from the Certificate Distribution Account.

             The Company by virtue of its acceptance of the FRH Certificates, agrees to direct and shall have the sole authority to direct the Owner Trustee or Co-Owner Trustee, or their successor in interest, as to the Permitted Investments in which the funds on deposit in the Trust Accounts (as such term is defined in the Sale and Servicing Agreement) may be invested.


              SECTION 5.2   Application Of Trust Funds.


                 (a) On each Distribution Date, the Owner Trustee or the Co-Owner Trustee shall direct the Paying Agent to distribute to the Certificateholders, the Securities Insurer, the Servicer and the Residual Certificateholders from amounts on deposit in the Certificate Distribution Account the distributions as provided in Section 5.06 of the Sale and Servicing Agreement with respect to such Distribution Date.

                 (b) On each Distribution Date, the Owner Trustee shall cause the Paying Agent to send to the DTC and each Residual Interestholder the statement provided to the Owner Trustee by the Servicer pursuant to
                            Section 6.01 of the Sale and Servicing Agreement with respect to such Distribution Date.

                 (c) In the event that any withholding tax is imposed on the Trust's payment (or allocations of income) to an owner, such tax shall reduce the amount otherwise distributable to the Owner in accordance with this Section. The Owner Trustee is hereby authorized and directed to retain from amounts otherwise distributable to the Owners sufficient funds for the payment of any tax that is legally owed by the Trust (but such authorization shall not prevent the Owner Trustee from contesting any such tax in appropriate proceedings, and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The amount of any withholding tax imposed with respect to an Owner shall be treated as cash distributed to such Owner at the time it is withheld by the Trust and remitted to the appropriate taxing authority. If there is a possibility that withholding tax is payable with respect to a distribution (such as a distribution to a non- U.S. Owner), the Owner Trustee may in its sole discretion withhold such amounts in accordance with this paragraph (c). In the event that an Owner wishes to apply for a refund of any such withholding tax, the Owner Trustee shall reasonably cooperate with such owner in making such claim so long as such Owner agrees to reimburse the Owner Trustee for any out-of-pocket expenses incurred.

             SECTION 5.3 Method of Payment. Subject to Section 3.11, distributions required to be made to Owners on any Distribution Date shall be made to each Owner of record on the preceding Record Date either by wire transfer, in immediately available funds, to the account of such Holder at a bank or other entity having appropriate facilities therefor, if such Owner shall have provided to the Certificate Registrar appropriate written instructions at least five Business Days prior to such Distribution Date and such Holder's Certificates in the aggregate evidence a denomination of not less than $1,000,000, or, if not, by check mailed to such Owner at the address of such holder appearing in the Certificate Register.


             SECTION 5.4 Segregation of Moneys; No Interest. Subject to Sections 4.1 and 5.2, moneys received by the Owner Trustee hereunder and deposited into the Certificate Distribution Account will be segregated except to the extent required otherwise by law or the Sale and Servicing Agreement and shall be invested in Permitted Investments at the direction of the Company.
The Owner Trustee shall not be liable for payment of any interest in respect of such moneys.


             SECTION 5.5 Accounting and Reports to the Certificateholder, Owners, the Internal Revenue Service and Others. The Owner Trustee shall (a) maintain (or cause to be maintained) the books of the Trust on a calendar year basis on the accrual method of accounting, and such books shall be maintained separate from those of any other entity and reflect the separate interest of the Trust, (b) deliver to each Owner, as may be required by the Code and applicable Treasury Regulations, such information as may be required (including Schedule K-1) to enable each Owner to prepare its federal and state income tax returns, (c) file such tax relating to the Trust (including a partnership information return, IRS Form 1065), and make such elections as may from time to time be required or appropriate under any applicable state or Federal statute or rule or regulation thereunder so as to maintain the Trust's characterization as a partnership for Federal income tax purposes, (d) cause such tax returns to be signed in the manner required by law and (e) collect or cause to be collected any withholding tax as described in and in accordance with Section 5.2(c) with respect to income or distributions to Owners. The Owner Trustee shall elect under Section 1278 of the Code to include in income currently any market discount that accrues with respect to the Home Loans. The Owner Trustee shall not make the election provided under Section 754 of the Code.


             SECTION 5.6    Signature on Returns; Tax Matters Partner.


                 (a) The Owner Trustee shall sign on behalf of the Trust the tax returns of the Trust, unless applicable law requires an Owner to sign such documents, in which case such documents shall be signed by the Company.

                 (b) The Company shall be designated the "tax matters partner" of the Trust pursuant to Section 6231(a)(7)(A) of the Code and applicable Treasury Regulations.

                                   ARTICLE VI


                     Authority and Duties of Owner Trustee

             SECTION 6.1 General Authority. The Owner Trustee is authorized and directed to execute and deliver or cause to be executed and delivered the Notes, the Trust Certificates and the Basic Documents to which the Trust is to be a party and each certificate or other document attached as an exhibit to or contemplated by the Basic Documents to which the Trust is to be a party and any amendment or other agreement or instrument described in Article III, in each case, in such form as the Company shall approve, as evidenced conclusively by the Owner Trustee's execution thereof, and, on behalf of the Trust, to direct the Indenture Trustee to authenticate and deliver Class A-1 Notes in the aggregate principal amount of $65,000,000, Class A-2 Notes in the aggregate principal amount of $49,000,000, Class A-3 Notes in the aggregate principal amount of $22,000,000, Class A-4 Notes in the aggregate principal amount of $32,000,000, Class A-5 Notes in the aggregate principal amount of $20,000,000, Class A-6 Notes in the aggregate principal amount of $47,000,000, Class A-7 Notes in the aggregate principal amount of $29,000,000, Class A-8 Notes in the aggregate principal amount of $24,750,000 and Certificates in the aggregate principal amount of $11,250,000. In addition to the foregoing, the Owner Trustee is authorized, but shall not be obligated, to take all actions required of the Trust, pursuant to the Basic Documents.


             SECTION 6.2    General Duties.  It shall be the duty of the Owner
Trustee:


                 (a) to discharge (or cause to be discharged) all of its responsibilities pursuant to the terms of this Agreement and the Basic Documents to which the Trust is a party and to administer the Trust in the interest of the Owners, subject to the Basic Documents and in accordance with the provisions of this Agreement. Notwithstanding the foregoing, the Owner Trustee shall be deemed to have discharged its duties and responsibilities hereunder and under the Basic Documents to the extent the Administrator or the Co-Owner Trustee has agreed in the Administration Agreement or this Agreement, respectively, to perform any act or to discharge any duty of the Owner Trustee or the Trust hereunder or under any Basic Document, and the Owner Trustee shall not be held liable for the default or failure of the Administrator or the Co-Owner Trustee to carry out its obligations under the Administration Agreement or this Agreement, respectively; and

                 (b) to obtain and preserve, the Issuer's qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the Indenture, the Notes, the Collateral and each other instrument and agreement included in the Trust Estate.

             SECTION 6.3    Action upon Instruction.


                 (a) Subject to Article IV and in accordance with the terms of the Basic Documents, the Owners may by written instruction direct the Owner Trustee in the management of the Trust but only to the extent consistent with the limited purpose of the Trust. Such direction may be exercised at any-time by written instruction of the Owners pursuant to
                            Article IV.

                 (b) The Owner Trustee shall not be required to take any action hereunder or under any Basic Document if the Owner Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in liability on the part of the Owner Trustee or is contrary to the terms hereof or of any Basic Document or is otherwise contrary to law.

                 (c) Whenever the Owner Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Agreement or under any Basic Document, the Owner Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Owners and the Securities Insurer requesting instruction from the Owners as to the course of action to be adopted, and to the extent the Owner Trustee acts in good faith in accordance with any written instruction of the Owners received, the Owner Trustee shall not be liable on account of such action to any Person. If the Owner Trustee shall not have received appropriate instruction within 10 days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or the Basic Documents, as it shall deem to be in the best interests of the Owners, and shall have no liability to any Person for such action or inaction.

                 (d) In the event that the Owner Trustee is unsure as to the application of any provision of this Agreement or any Basic Document or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Agreement permits any determination by the Owner Trustee or is silent or is incomplete as to the course of action that the Owner Trustee is required to take with respect to a particular set of facts, the Owner Trustee may give notice (in such form as shall be appropriate under the circumstances) to the Owners requesting instruction and, to the extent that the Owner Trustee acts or refrains from acting in good faith in accordance with any such instruction received, the Owner Trustee shall not be liable, on account of such action or inaction, to any Person. If the Owner Trustee shall not have received appropriate instruction within 10 days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or the

                            Basic Documents, as it shall deem to be in the best interests of the Owners, and shall have no liability to any Person for such action or inaction.

             SECTION 6.4 No Duties Except as Specified in this Agreement, the Basic Documents or in Instructions. The Owner Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of, or otherwise deal with the Owner Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Owner Trustee is a party, except as expressly provided by the terms of this Agreement, any Basic Document or in any document or written instruction received by the Owner Trustee pursuant to
Section 6.3; and no implied duties or obligations shall be read into this Agreement or any Basic Document against the Owner Trustee. The Owner Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to prepare or file any Securities and Exchange Commission filing for the Trust or to record this Agreement or any Basic Document. The Owner Trustee nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any liens on any part of the Owner Trust Estate that result from actions by, or claims against, the Owner Trustee that are not related to the ownership or the administration of the Owner Trust Estate.


             SECTION 6.5 No Action Except Under Specified Documents or Instructions. The Owner Trustee shall not manage, control, use, sell, dispose of or otherwise deal with any part of the Owner Trust Estate except (i) in accordance with the powers granted to and the authority conferred upon the Owner Trustee pursuant to this Agreement, (ii) in accordance with the Basic Documents and (iii) in accordance with any document or instruction delivered to the owner Trustee pursuant to Section 6.3.


             SECTION 6.6 Restrictions. The Owner Trustee shall not take any action (a) that is inconsistent with the purposes of the Trust set forth in
Section 2.3 or (b) that, to the actual knowledge of the Owner Trustee, would result in the Trust's becoming taxable as a corporation for Federal income tax purposes. The Owners shall not direct the Owner Trustee to take action that would violate the provisions of this Section.



                                  ARTICLE VII


                          Concerning the Owner Trustee

             SECTION 7.1 Acceptance of Trusts and Duties. The Owner Trustee accepts the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts but only upon the terms of this Agreement and the Basic Documents. The Owner Trustee also agrees to disburse all moneys actually received by it constituting part of the Owner Trust Estate upon the terms of the Basic Documents and this Agreement. The Owner Trustee shall not be answerable or accountable hereunder or under any Basic Document under any circumstances, except (i) for its own willful misconduct or gross negligence or
(ii) in the case of the inaccuracy of any representation or warranty contained in Section 7.3 expressly made by the Owner Trustee. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

                 (a) the Owner Trustee shall not be liable for any error of judgment made by a responsible officer of the Owner Trustee;

                 (b) the Owner Trustee shall not be liable with respect to any action taken or omitted to be taken by it in accordance with the instructions of the Administrator or the Owners;

                 (c) no provision of this Agreement or any Basic Document shall require the Owner Trustee to expend or risk funds or otherwise incur any financial liability in the performance of any of its rights or powers hereunder or under any Basic Document if the Owner Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

                 (d) under no circumstances shall the Owner Trustee be liable for indebtedness evidenced by or arising under any of the Basic Documents, including the principal of and interest on the Notes;

                 (e) the Owner Trustee shall not be responsible for or in respect of the validity or sufficiency of this Agreement or for the due execution hereof by the Depositor or the Company or for the form, character, genuineness, sufficiency, value or validity of any of the Owner Trust Estate or for or in respect of the validity or sufficiency of the Basic Documents, other than the certificate of authentication on the Trust Certificates, and the Owner Trustee shall in no event assume or incur any liability, duty, or obligation to any Noteholder or to any Owner, other than as expressly provided for herein and in the Basic Documents;

                 (f) the Owner Trustee shall not be liable for the default or misconduct of the Administrator, the Seller, the Company, the Indenture Trustee or the Servicer under any of the Basic Documents or otherwise and the Owner Trustee shall have no obligation or liability to perform the obligations of the Trust under this Agreement or the Basic Documents that are required to be performed by the Administrator under the Administration Agreement, the Indenture Trustee under the Indenture or the Servicer under the Sale and Servicing Agreement; and

                 (g) the Owner Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or otherwise or in relation to this Agreement or any Basic Document, at the request, order or direction of any of the Owners, unless such Owners have offered to the Owner Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by the Owner Trustee therein or thereby. The right of the Owner Trustee to perform any discretionary act enumerated in this Agreement or in any Basic Document shall not be construed as a duty, and the Owner Trustee shall not be answerable for other than its gross negligence or willful misconduct in the performance of any such act provided, that the Owner Trustee shall be liable for its negligence or willful misconduct in the event that it assumes the duties and obligations of the Co-Owner Trustee under the Sale and Servicing Agreement pursuant to Section
                            10.5 hereof.

             SECTION 7.2 Furnishing of Documents. The Owner Trustee shall furnish (a) to the Owners promptly upon receipt of a written request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Owner Trustee under the Basic Documents and (b) to Noteholders promptly upon written request therefor, copies of the Sale and Servicing Agreement, the Administration Agreement and the Trust Agreement.


             SECTION 7.3    Representations and Warranties.


                 (a) The Owner Trustee hereby represents and warrants to the Depositor and the Company, for the benefit of the Owners, that:

                            (i) It is a banking corporation duly organized and validly existing in good standing under the laws of the State of Delaware. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement.

                            (ii) It has taken all corporate action necessary to authorize the execution and delivery by it of this Agreement, and this Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf.

                            (iii) Neither the execution nor the delivery by it
                                  of this Agreement nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any Federal or Delaware law, governmental rule or regulation governing the banking or trust powers of the owner Trustee or any judgment or order binding on it, or constitute any default under its charter documents or by-laws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound.

                 (b) The Co-Owner Trustee hereby represents and warrants to the Depositor and the Company and the Securities Insurer, for the benefit of the Owners, that:

                            (i) It is a banking corporation duly organized and validly existing in good standing under the laws of the State of Minnesota. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement.

                            (ii) It has taken all corporate action necessary to authorize the execution and delivery by it of this Agreement, and this Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf.

                            (iii) Neither the execution nor the delivery by it
                                  of this Agreement nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any Federal or Minnesota law, governmental rule or regulation governing the banking or trust powers of the owner Trustee or any judgment or order binding on it, or constitute any default under its charter documents or by-laws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound.

         SECTION 7.4        Reliance; Advice of Counsel.


                 (a) The Owner Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond, or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of the determination of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer or other authorized officers of the relevant party, as to such fact or matter and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

                 (b) In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under this Agreement or the Basic Documents, the Owner Trustee (i) may act directly or through its agents or attorneys pursuant to agreements entered into with any of them, and the Owner Trustee shall not be liable for the conduct or misconduct of such agents or attorneys if such agents or attorneys shall have been selected by the Owner Trustee with reasonable care, and (ii) may consult with counsel, accountants and other skilled persons to be selected with reasonable care and employed by it. The Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the written opinion or advice of any such counsel, accountants or other such persons and not contrary to this Agreement or any Basic Document.

             SECTION 7.5 Not Acting in Individual Capacity. Except as provided in this Article VII, in accepting the trusts hereby created Wilmington Trust Company acts solely as Owner Trustee hereunder and not in its individual capacity and all Persons having any claim against the Owner Trustee by reason of the transactions contemplated by this Agreement or any Basic Document shall look only to the Owner Trust Estate for payment or satisfaction thereof.


             SECTION 7.6 Owner Trustee Not Liable for Trust Certificates or Home Loans. The recitals contained herein and in the Trust Certificates (other than the signature and countersignature of the Owner Trustee on the Trust Certificates) shall be taken as the statements of the Depositor and the Company, and the Owner Trustee assumes no responsibility for the correctness thereof. The Owner Trustee makes no representations as to the validity or sufficiency of this Agreement, of any Basic Document or of the Trust Certificates (other than the signature and countersignature of the Owner Trustee on the Trust Certificates and as specified in Section 7.3) or the Notes, or of any Home Loans or related documents. The Owner Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Home Loan, or the perfection and priority of any security interest created by any Home Loan or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Owner Trust Estate or its ability to generate the payments to be distributed to Owners under this Agreement or the Noteholders under the Indenture, including, without limitation: the existence, condition and ownership of any Mortgaged Property; the existence and enforceability of any insurance thereon; the existence and contents of any Home Loan on any computer or other record thereof; the validity of the assignment of any Home Loan to the Trust or of any intervening assignment; the completeness of any Home Loan; the performance or enforcement of any Home Loan; the compliance by the Depositor, the Company or the Servicer with any warranty or representation made under any Basic Document or in any related document or the accuracy of any such warranty or representation or any action of the Administrator, the Indenture Trustee or the Servicer or any subservicer taken in the name of the Owner Trustee.


             SECTION 7.7 Owner Trustee May Own Trust Certificates and Notes. The Owner Trustee in its individual or any other capacity may become the owner or pledgee of Trust Certificates or Notes and may deal with the Depositor, the Company, the Administrator, the Indenture Trustee and the Servicer in banking transactions with the same rights as it would have if it were not Owner Trustee.


             SECTION 7.8 Licenses. The Owner Trustee shall cause the Trust to use its best efforts to obtain and maintain the effectiveness of any licenses required in connection with this Agreement and the Basic Documents and the transactions contemplated hereby and thereby until such time as the Trust shall terminate in accordance with the terms hereof.

                                  ARTICLE VIII


                         Compensation of Owner Trustee

             SECTION 8.1 Owner Trustee's Fees and Expenses. The Owner Trustee shall receive as compensation for its services hereunder such fees as have been separately agreed upon before the date hereof between the Company and the Owner Trustee, and the Owner Trustee shall be entitled to be reimbursed by the Company for its other reasonable expenses hereunder, including the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Owner Trustee may employ in connection with the exercise and performance of its rights and its duties hereunder.


             SECTION 8.2 Indemnification. The Depositor shall be liable as primary obligor, and the Servicer as secondary obligor pursuant to the Administration Agreement, for, and shall indemnify the Owner Trustee and its successors, assigns, agents and servants (collectively, the "Indemnified Parties") from and against, any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever (collectively, "Expenses") which may at any time be imposed on, incurred by, or asserted against the Owner Trustee or any Indemnified Party in any way relating to or arising out of this Agreement, the Basic Documents, the Owner Trust Estate, the administration of the Owner Trust Estate or the action or inaction of the Owner Trustee hereunder, except only that the Depositor shall not be liable for or required to indemnify an Indemnified Party from and against Expenses arising or resulting from any of the matters described in the third sentence of Section 7.01. The indemnities contained in this Section shall survive the resignation or termination of the Owner Trustee or the termination of this Agreement. In any event of any claim, action or proceeding for which indemnity will be sought pursuant to this Section, the Owner Trustee's choice of legal counsel shall be subject to the approval of the Depositor, which approval shall not be unreasonably withheld.


             SECTION 8.3 Payments to the Owner Trustee. Any amounts paid to the Owner Trustee pursuant to this Article VIII shall be deemed not to be a part of the Owner Trust Estate immediately after such payment.



                                   ARTICLE IX


                         Termination of Trust Agreement

             SECTION 9.1    Termination of Trust Agreement.


                 (a) This Agreement (other than Article VIII) and the Trust shall terminate and be of no further force or effect on the earlier of: (i) the satisfaction and discharge of the Indenture pursuant to Section 4.1 of the Indenture and the termination of the Sale and Servicing Agreement; (ii) at the time provided in
                            Section 9.2.; and (iii) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy (The late ambassador of the United States to the Court of St. James's). The bankruptcy, liquidation, dissolution, death or incapacity of any Owner, other than the Company as described in Section 9.2, shall not (x) operate to terminate this Agreement or the Trust, nor (y) entitle such Owner's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Trust or Owner Trust Estate nor (z) otherwise affect the rights, obligations and liabilities of the parties hereto.

                 (b) The Certificates shall be subject to an early redemption or termination at the option of the Company, and in certain instances the Securities Insurer, in the manner and subject to the provisions of Section 11.02 of the Sale and Servicing Agreement.

                 (c) Except as provided in Sections 9.1(a) and (b) above, none of the Depositor, the Company, the Securities Insurer nor any Owner shall be entitled to revoke or terminate the Trust.

                 (d) Notice of any termination of the Trust, specifying the Distribution Date upon which the Certificateholders shall surrender their Certificates to the Paying Agent for payment of the final distributions and cancellation, shall be given by the Owner Trustee to the Certificateholders, the Securities Insurer and the Rating Agencies mailed within five Business Days of receipt by the Owner Trustee of notice of such termination pursuant to Section 9.1(a) or (b) above, which notice given by the Owner Trustee shall state (i) the Distribution Date upon or with respect to which final payment of the Certificates shall be made upon presentation and surrender of the Certificates at the office of the Paying Agent therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Trust Certificates at the office of the Paying Agent therein specified. The Owner Trustee shall give such notice to the Certificate Registrar (if other than the Owner Trustee) and the Paying Agent at the time such notice is given to Certificateholders. Upon presentation and surrender of the Certificates, the Paying Agent shall cause to be distributed to Certificateholders amounts distributable on such Distribution Date pursuant to
                            Section 5.06 of the Sale and Servicing Agreement.

                            In the event that all of the Certificateholders shall not surrender their Trust Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Owner Trustee shall give a second written notice to the remaining Certificateholders to surrender their Trust Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Trust Certificates shall not have been surrendered for cancellation, the Owner Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Trust Certificates, and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this Agreement. Any funds remaining in the Trust after exhaustion of such remedies shall be distributed by the Owner Trustee to the Residual Interestholders on a pro rata basis.

                 (e) Upon the winding up of the Trust and its termination, the Owner Trustee shall cause the Certificate of Trust to be canceled by filing a certificate of cancellation with the Secretary of State in accordance with the provisions of Section 3820 of the Business Trust Statute.

             SECTION 9.2 Dissolution Upon Bankruptcy of the Company. (i) In the event that an Insolvency Event shall occur with respect to the Company when there is a Securities Insurer Default subsisting, this Agreement shall be terminated in accordance with Section 9.1 90 days after the date of such Insolvency Event, unless, before the end of such 90-day period, the Owner Trustee shall have received written instructions from (a) each of the Owners (other than the Company) representing more than 50% of the Certificate Principal Balance and more than 50% of the Percentage Interest of the Residual Interest (not including the Certificate Principal Balance of the Certificates held by the Company), and (b) an Opinion of Counsel described in Section 9.2(ii). Promptly after the occurrence of any Insolvency Event with respect to the Company, (A) the Company shall give the Indenture Trustee and the Owner Trustee written notice of such Insolvency Event, (B) the Owner Trustee shall, upon the receipt of such written notice from the Company, give prompt written notice to the Owners (other than the Company) and the Indenture Trustee, of the occurrence of such event, and (C) the Indenture Trustee shall, upon receipt of written notice of such Insolvency Event from the Owner Trustee or the Company, give prompt written notice to the Noteholders and Securities Insurer of the occurrence of such event; provided, however, that any failure to give a notice required by this sentence shall not prevent or delay, in any manner, a termination of the Trust pursuant to the first sentence of this Section 9.2. Upon a termination pursuant to this Section, the Owner Trustee shall direct the Indenture Trustee promptly to sell the assets of the Trust (other than the Trust Accounts and the Certificate Distribution Account) in a commercially reasonable manner and on commercially reasonable terms. The proceeds of such a sale of the assets of the Trust shall be treated as collections under the Sale and Servicing Agreement.

             (ii) If an Insolvency Event occurs when the Insurance Agreement shall be in effect and there is no Securities Insurer Default existing, then the Owner Trustee shall retain for the benefit of the Certificateholders and the Securities Insurer, all remedies available at law or under this Agreement and none of the liens or security interests granted by the Trust shall be extinguished, released, terminated or impaired by such Insolvency Event; but rather, such liens and security interests shall continue to encumber the Owner Trust Estate until all principal and interest on the Certificates is paid in full and any other amounts required to be distributed by the Trust under this Agreement have been so distributed.] In any case however, subject to the following, upon the occurrence of an Insolvency Event, the Owner Trust Estate held under this Agreement shall be sold within 90 days of the occurrence of such event and the proceeds of such sale distributed in accordance with the provisions of Article 5 of this Agreement. Notwithstanding anything in this

Agreement to the contrary, this Agreement shall not terminate and the assets shall not be sold upon the occurrence of an Insolvency Event, if within ninety
(90) days of such Insolvency Event the holders of a majority in Percentage Interest of the Certificates and a majority in Percentage Interest of the Residual Interest (in each case exclusive of the FRH Certificates) and the Securities Insurer agree that this Agreement shall not so terminate and the Owner Trustee and the Securities Insurer shall receive an opinion of counsel to the Trust from counsel acceptable to the Securities Insurer, to the effect that the entity created or reconstituted under this Agreement, if any, would not be characterized as an association taxable as a corporation for federal and state income tax purposes. If authorization to continue this Agreement is not received and the Insurance Agreement is still in effect, and provided that the Owner Trustee and the Securities Insurer shall have received an opinion of counsel to the Trust from counsel acceptable to the Securities Insurer to the effect that the actions described in this sentence, if consummated, shall not cause the Trust to be characterized as an association taxable as a corporation for federal and state income tax purposes, the assets shall not be sold, but the Owner Trustee shall adopt a plan of dissolution, acceptable to the Securities Insurer, to make collections on the Owner Trust Estate for distribution in accordance with the terms and priority of payment which would apply under the provisions of the Basic Documents. Any party hereto who has actual knowledge of the occurrence of an Insolvency Event shall immediately notify the Securities Insurer of such occurrence.



                                   ARTICLE X


             Successor Owner Trustees and Additional Owner Trustees

             SECTION 10.1 Eligibility Requirements for Owner Trustee. The Owner Trustee shall at all times be a corporation satisfying the provisions of
Section 3807(a) of the Business Trust Statute; authorized to exercise corporate powers; having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by Federal or state authorities; and having (or having a parent which has) a rating of at least Baa3 by Moody's and A-1 by Standard & Poor's and being acceptable to the Securities Insurer. If such corporation shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section, the Owner Trustee shall resign immediately in the manner and with the effect specified in Section 10.2.


             SECTION 10.2 Resignation or Removal of Owner Trustee. The Owner Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Administrator, the Indenture Trustee and the Securities Insurer. Upon receiving such notice of resignation, the Administrator shall promptly appoint a successor Owner Trustee (acceptable to the Securities Insurer) by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Owner Trustee and one copy to the successor Owner Trustee. If no successor Owner Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Owner Trustee or the Securities

Insurer may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee.

             If at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of Section 10.1 and shall fail to resign after written request therefor by the Administrator, or if at any time the Owner Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Owner Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Owner Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Securities Insurer, or the Administrator with the consent of the Securities Insurer, may remove the Owner Trustee. If the Administrator or the Securities Insurer shall remove the Owner Trustee under the authority of the immediately preceding sentence, the Securities Insurer, or the Administrator with the consent of the Securities Insurer, shall promptly appoint a successor Owner Trustee by written instrument in duplicate, one copy of which instrument shall be delivered to the outgoing Owner Trustee so removed and one copy to the successor Owner Trustee and payment of all fees owed to the outgoing Owner Trustee.

             Any resignation or removal of the owner Trustee and appointment of a successor Owner Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Owner Trustee pursuant to Section 10.3 written approval by the Securities Insurer and payment of all fees and expenses owed to the outgoing owner Trustee. The Administrator shall provide notice of such resignation or removal of the Owner Trustee to each of the Rating Agencies and the Securities Insurer.


             SECTION 10.3 Successor Owner Trustee. Any successor Owner Trustee appointed pursuant to Section 10.2 shall execute, acknowledge and deliver to the Administrator, the Securities Insurer and to its predecessor Owner Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Owner Trustee shall become effective and such successor Owner Trustee (if acceptable to the Securities Insurer), without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties, and obligations of its predecessor under this Agreement, with like effect as if originally named as Owner Trustee. The predecessor Owner Trustee shall upon payment of its fees and expenses deliver to the successor Owner Trustee all documents and statements and monies held by it under this Agreement; and the Administrator and the predecessor Owner Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee all such rights, powers, duties, and obligations.

             No successor Owner Trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor Owner Trustee shall be eligible pursuant to Section 10.1.

             Upon acceptance of appointment by a successor Owner Trustee pursuant to this Section, the Administrator shall mail notice of the successor of such Owner Trustee to all Owners, the Indenture Trustee, the Noteholders, the Securities Insurer and the Rating Agencies. If the Administrator fails to mail such notice within 10 days after acceptance of appointment by the successor Owner Trustee, the successor Owner Trustee shall cause such notice to be mailed at the expense of the Administrator.

             SECTION 10.4 Merger or Consolidation of Owner Trustee. Any corporation into which the Owner Trustee may be merged or converted or with which it may be consolidated or any corporation resulting from any merger, conversion or consolidation to which the Owner Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Owner Trustee, shall be the successor of the Owner Trustee hereunder, provided such corporation shall be eligible pursuant to Section 10.1, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided further that the Owner Trustee shall mail notice of such merger or consolidation to the Rating Agencies.


             SECTION 10.5 Appointment of Co-Trustee or Separate Trustee. Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Owner Trust Estate or any Mortgaged Property may at the time be located, and for the purpose of performing certain duties and obligations of the Owner Trustee with respect to the Trust and the Certificates under the Sale and Servicing Agreement, the Administrator and the Owner Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Owner Trustee and acceptable to the Securities Insurer to act as co-trustee, jointly with the Owner Trustee, or separate trustee or separate trustees, of all or any part of the Owner Trust Estate, and to vest in such Person, in such capacity, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Administrator, the Securities Insurer and the Owner Trustee may consider necessary or desirable. If the Administrator shall not have joined in such appointment within 25 days after the receipt by it of a request so to do, the Owner Trustee (with the consent of the Securities Insurer) shall have the power to make such appointment. No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a successor trustee pursuant to
Section 10.1 and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 10.3.

             The Owner Trustee hereby appoints the Indenture Trustee as Co-Owner Trustee for the purpose of establishing and maintaining the Certificate Distribution Account and making distributions therefrom to the Persons entitled thereto pursuant to Section 5.06 of the Sale and Servicing Agreement. The
Owner Trustee and the Co-Owner Trustee each agree that upon the occurrence and continuation of a Securities Insurer Default, the Co-Owner Trustee shall resign and the Owner Trustee shall assume the duties and obligations of the Co-Owner Trustee under the Sale and Servicing Agreement and this Agreement, including without limitation, the obligations of the Co-Owner Trustee as Paying Agent pursuant to Section 3.9 hereof.

             Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provision and conditions:


                               (i) all rights, powers, duties and obligations conferred or imposed upon the Owner Trustee shall be conferred upon and exercised or performed by the Owner Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties, and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Owner Trustee; provided that Co-Owner Trustee, in performing its duties and obligations under the Sale and Servicing Agreement, may act separately in its capacity as Co-Owner Trustee without the Owner Trustee joining in such Acts.

                               (ii) no trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement; and

                               (iii) the Administrator and the Owner Trustee
                                     acting jointly may at any time accept the resignation of or remove any separate trustee or co- trustee.

             Any notice, request or other writing given to the Owner Trustee shall be deemed to have been given to the separate trustees and co-trustees, as if given to each of them. Every instrument appointing any separate trustee or co- trustee, other than this Agreement, shall refer to this Agreement and to the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of appointment, shall be vested with the estates specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Owner Trustee. Each such instrument shall be filed with the Owner Trustee and a copy thereof given to the Administrator.

             Any separate trustee or co-trustee may at any time appoint the Owner Trustee as its Agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co - trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

             The Co-Owner Trustee, in its capacity as Co-Owner Trustee, shall not have any rights, duties or obligations except as expressly provided in this Agreement and the Sale and Servicing Agreement.


                                   ARTICLE XI


                                 Miscellaneous

             SECTION 11.1 Supplements and Amendments. This Agreement may be amended by the Depositor, the Company and the Owner Trustee, with the prior consent of the Securities Insurer, and with prior written notice to the Rating Agencies and the Securities Insurer, but without the consent of any of the Noteholders or the Owners or the Indenture Trustee, to cure any ambiguity, to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement or of modifying in any manner the rights of the Noteholders or the Owners provided, however, that such action shall not adversely affect in any material respect the interests of any Noteholder or Owner or the rights of the Securities Insurer. An amendment described above shall be deemed not to adversely affect in any material respect the interests of any Noteholder or Owner if (i) an opinion of counsel is obtained to such effect, and (ii) the party requesting the amendment satisfies the Rating Agency Condition with respect to such amendment.

             This Agreement may also be amended from time to time by the Depositor, the Company and the Owner Trustee, with the prior written consent of the Rating Agencies and with the prior written consent of the Indenture Trustee, the Securities Insurer, the Holders (as defined in the Indenture) of Notes evidencing more than 50% of the Outstanding Amount of the Notes, the Holders of Certificates evidencing more than 50% of the Certificate Principal Balance and holders of Residual Interest Instruments evidencing more than 50% of the Percentage Interests of the Residual Interest, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Owners; provided, however, that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on the Home Loans or distributions that shall be required to be made for the benefit of the Noteholders or the Certificateholders or the Securities Insurer (b) reduce the aforesaid percentage of the Outstanding Amount of the Notes and the Certificate Principal Balance or the Percentage Interests required to consent to any such amendment, in either case of clause
(a) or (b) without the consent of the holders of all the outstanding Notes and Certificates and the Securities Insurer, and in the case of clause (b) without the consent of the holders of all the outstanding Residual Interest Instruments.

             Promptly after the execution of any such amendment or consent, the Owner Trustee shall furnish written notification of the substance of such amendment or consent to each Certificateholder, the Indenture Trustee, the Securities Insurer and each of the Rating Agencies.

             It shall not be necessary for the consent of Owners, the Noteholders or the Indenture Trustee pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Owners provided for in this Agreement or in any other Basic Document) and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Owner Trustee may prescribe.

             Promptly after the execution of any amendment to the Certificate of Trust, the Owner Trustee shall cause the filing of such amendment with the Secretary of State.

             Prior to the execution of any amendment to this Agreement or the Certificate of Trust, the Owner Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The Owner Trustee may, but shall not be obligated to, enter into any such amendment which affects the Owner Trustee's own rights, duties or immunities under this Agreement or otherwise.

             SECTION 11.2   No Legal Title to Owner Trust Estate in Owners.
The Owners shall not have legal title to any part of the Owner Trust Estate. The Owners shall be entitled to receive distributions with respect to their undivided ownership interest therein only in accordance with Articles V and IX. No transfer, by operation of law or otherwise, of any right, title, or interest of the Owners to and in their ownership interest in the Owner Trust Estate shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Owner Trust Estate.


             SECTION 11.3   Limitations on Rights of Others.  Except for
Section 2.7, the provisions of this Agreement are solely for the benefit of the Owner Trustee, the Depositor, the Company, the Owners, the Administrator, the Securities Insurer and, to the extent expressly provided herein, the Indenture Trustee and the Noteholders, and nothing in this Agreement (other than Section 2.7), whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Owner Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.


             SECTION 11.4 Notices. (a) Unless otherwise expressly specified or permitted by the terms hereof, all notices shall be in writing and shall be deemed given upon receipt by the intended recipient or three Business Days after mailing if mailed by certified mail, postage prepaid (except that notice to the Owner Trustee shall be deemed given only upon actual receipt by the Owner Trustee), at the following addresses: (i) if to the Owner Trustee, its Corporate Trust Office; (ii) if to the Depositor, FIRSTPLUS INVESTMENT CORPORATION, 3773 Howard Hughes Parkway, Suite 300N, Las Vegas, Nevada 89109,
Attention: James P. Lawler; (iii) if to the Company, FIRSTPLUS RESIDUAL HOLDINGS, INC., 3773 Howard Hughes Parkway, Suite 300N, Las Vegas, Nevada 89109, Attention: James P. Lawler; (iv) if to the Securities Insurer, MBIA Insurance Corporation, 113 King Street, Armonk, New York 10504, Attention:
IPM-SF FIRSTPLUS 1996-3, telephone: 914-765-3810, confirmation: 914-765-3781;
(v) if to the Co-Owner Trustee, First Bank National Association, 180 East Fifth Street, St. Paul, Minnesota 55101, Attention: Corporate Trust Department; or, as to each such party, at such other address as shall be designated by such party in a written notice to each other party.

             (b) Any notice required or permitted to be given to an Owner shall be given by first-class mail, postage prepaid, at the address of such Owner as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Owner receives such notice.


             SECTION 11.5 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.


             SECTION 11.6 Separate Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

             SECTION 11.7 Successors and Assigns. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, the Depositor, the Company, the Securities Insurer, the Owner Trustee and its successors and each owner and its successors and permitted assigns, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by an Owner shall bind the successors and assigns of such Owner.


             SECTION 11.8 Covenants of the Company. In the event that (a) the Certificate Principal Balance shall be reduced by Realized Losses and (b) any litigation with claims in excess of $1,000,000 to which the Company is a party which shall be reasonably likely to result in a material judgment against the Company that the Company will not be able to satisfy shall be commenced by an Owner, during the period beginning nine months following the commencement of such litigation and continuing until such litigation is dismissed or otherwise terminated (and, if such litigation has resulted in a final judgment against the Company, such judgment has been satisfied), the Company shall not pay any dividend to RAC, or make any distribution on or in respect of its capital stock to RAC, or repay the principal amount of any indebtedness of the Company held by RAC, unless (i) after giving effect to such payment, distribution or repayment, the Company's liquid assets shall not be less than the amount of actual damages claimed in such litigation or (ii) the Rating Agency Condition shall have been satisfied with respect to any such payment, distribution or repayment and the Securities Insurer consents to such payment. The Company will not at any time institute against the Trust any bankruptcy proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Trust Certificates, the Notes, the Trust Agreement or any of the Basic Documents.


             SECTION 11.9 No Petition. The Owner Trustee, by entering into this Agreement, each Owner, by accepting a Trust Certificate, and the Indenture Trustee and each Noteholder by accepting the benefits of this Agreement, hereby covenant and agree that they will not at any time institute against the Company, the Depositor or the Trust, or join in any institution against the Company or the Trust of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or law in connection with any obligations relating to the Trust Certificates, the Notes, this Agreement or any of the Basic Documents.


             SECTION 11.10 No Recourse. Each Owner by accepting a Trust Certificate acknowledges that such Owner's Trust Certificate represents a beneficial interest in the Trust only and does not represent an interest in or an obligation of the Seller, the Servicer, the Company, the Administrator, the Owner Trustee, the Co-Owner Trustee or any Affiliate thereof and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated in this Agreement, the Trust Certificates or the Basic Documents.


             SECTION 11.11 Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

             SECTION 11.12 GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.


             SECTION 11.13 Certificate and Residual Interest Transfer Restrictions. Neither the Certificates nor the Residual Interest may be acquired, by or for the account of (i) an employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) that is subject to the provisions of Title I of ERISA, (ii) a plan described in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended, or (iii) any entity, including an insurance company separate account or general account, whose underlying assets include plan assets by reason of a plan's investment in the entity (each, a "Benefit Plan"). By accepting and holding a Trust Certificate, the Owner thereof shall be deemed to have represented and warranted that it is not a Benefit Plan.


             SECTION 11.14 Grant of Certificateholder and Residual Interest Holder Rights to Securities Insurer.


                     (a) In consideration for the guarantee of the Certificates by the Securities Insurer pursuant to the Guaranty Policy, the Certificateholders hereby grant to the Securities Insurer the right to act as the Holder of 100% of the outstanding Certificates for the purpose of exercising the rights of the Certificateholders under this Agreement without the consent of the Certificateholders, including the voting rights of such holders hereunder, but excluding those rights requiring the consent of all such Holders under Section 11.1 and any rights of such Holders to distributions under Section 5.06 of the Sale and Servicing Agreement; provided that the preceding grant of rights to the Securities Insurer by the Certificateholders shall be subject to
                            Section 11.16.

                     (b) In consideration for the issuance of the Residual Interest and for the guarantee of the Certificates by the Securities Insurer pursuant to the Guaranty Policy, the holders of the Residual Interest hereby grant to the Securities Insurer the right to act as the holder of 100% of the Residual Interest for the purpose of exercising the rights of the holders of the Residual Interest under this Agreement, including the voting rights of such holders hereunder, but excluding those rights requiring the consent of all such holders under Section 11.1 and any rights of such holders to Distributions under
                            Section 5.06 of the Sale and Servicing Agreement; provided that the preceding grant of rights to the Securities Insurer by the holders of the Residual Interest shall be subject to Section 11.16.

                     (c) The rights of the Securities Insurer to direct certain actions and consent to certain actions of the Certificateholders hereunder will terminate at such time as the Certificate Principal Balance of the Certificates has been reduced to zero and the Securities Insurer has been reimbursed for all Guaranteed Payments and any other amounts owed under the Guaranty Policy and the Insurance Agreement and the Securities Insurer has no further obligation under the Guaranty Policy.

             SECTION 11.15 Third-Party Beneficiary. The parties hereto acknowledge that the Securities Insurer is an express third party beneficiary hereof entitled to enforce any rights reserved to it hereunder as if it were actually a party hereto.


             SECTION 11.16 Suspension and Termination of Securities Insurer's Rights.


                     (a) During the continuation of a Securities Insurer Default, rights granted or reserved to the Securities Insurer hereunder shall vest instead in the Owners; provided that the Securities Insurer shall be entitled to any distributions in reimbursement of the Securities Insurer Reimbursement Amount, and the Securities Insurer shall retain those rights under Section 11.1 to consent to any amendment of this Agreement..

                     (b) At such time as either (i) the Certificate Principal Balance has been reduced to zero or
                            (ii) the Guaranty Policy has been terminated, and in either case of (i) or (ii) the Securities Insurer has been reimbursed for all Guaranteed Payments and any other amounts owed under the Guaranty Policy and the Insurance Agreement (and the Securities Insurer no longer has any obligation under the Guaranty Policy, except for breach thereof by the Securities Insurer), then the rights and benefits granted or reserved to the Securities Insurer hereunder (including the rights to direct certain actions and receive certain notices) shall terminate and the Owner shall be entitled to the exercise of such rights and to receive such benefits of the Securities Insurer following such termination to the extent that such rights and benefits are applicable to the Owners.

             IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

                                        FIRSTPLUS INVESTMENT CORPORATION,
                                        Depositor


                                        By:
                                           -------------------------------------
                                                  Name: Christopher J. Gramlich
                                                  Title: Senior Vice President

                                        FIRSTPLUS RESIDUAL HOLDINGS, INC


                                        By:
                                           -------------------------------------
                                                  Name: Christopher J. Gramlich
                                                  Title: Senior Vice President

                                        WILMINGTON TRUST COMPANY, not in its
                                        individual capacity but solely as
                                        Owner Trustee



                                        By:
                                           ------------------------------------
                                                  Name: Emmett R. Harmon Title:
                                                  Vice President


                                        FIRST BANK NATIONAL ASSOCIATION, not in
                                        its individual capacity but solely
                                        as Co-Owner Trustee and Paying Agent



                                        By:
                                           ------------------------------------
                                                  Name: Sheri Christopherson
                                                  Title: Vice President

                                   EXHIBIT A
                             TO THE TRUST AGREEMENT

                             (FORM OF CERTIFICATE)

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF FIRSTPLUS INVESTMENT CORPORATION, FIRSTPLUS FINANCIAL, INC. OR ANY OF THEIR RESPECTIVE AFFILIATES, EXCEPT TO THE EXTENT DESCRIBED BELOW.


                     FIRSTPLUS HOME LOAN OWNER TRUST 1996-3

                         8.30% ASSET BACKED CERTIFICATE

evidencing a fractional undivided interest in the Trust, as defined below, the property of which includes a pool of Home Loans sold to the Trust by FIRSTPLUS INVESTMENT CORPORATION.

NUMBER:______   FRACTIONAL UNDIVIDED  INTEREST:   __________/11,250,00th CUSIP
                                                  NO. 337928 AH 8

                  (See Reverse Pages for certain definitions)

         THIS CERTIFIES THAT___________ is the registered owner of a _________/11,250,000th nonassessable, fully-paid, fractional undivided interest in FIRSTPLUS HOME LOAN OWNER TRUST 1996-3 (the "Trust") formed by FIRSTPLUS INVESTMENT CORPORATION, a Nevada corporation (the "Seller").

         The Trust was created pursuant to a Trust Agreement dated as of September 1, 1996 (as amended and supplemented from time to time, the "Trust Agreement"), among the Seller, FIRSTPLUS RESIDUAL HOLDINGS, INC a Nevada corporation (the "Company"), Wilmington Trust Company, as owner trustee (the "Owner Trustee") and First Bank National Association, as Co-Owner Trustee (the "Co-Owner Trustee"), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Trust Agreement or the Sale and Servicing Agreement dated as of September 1, 1996 (as amended and supplemented from time to time, the "Sale and Servicing Agreement"), among the Trust, the Seller, FIRSTPLUS INVESTMENT CORPORATION, as servicer (the "Servicer") and the Co-Owner Trustee, as applicable.

         This Certificate is one of the duly authorized Certificates designated as "FIRSTPLUS Asset Backed Certificates, Series 1996-3" (herein called the "Certificates") issued under the Trust Agreement. Also issued under an Indenture dated as of September 1, 1996, between the Trust and First Bank National Association, as Indenture Trustee, are the eight classes of Notes designated as "FIRSTPLUS Asset Backed Notes, Series 1996-3, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7 and Class A-8 (collectively, the "Notes"). This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement to which Trust Agreement the holder of this Certificate by virtue of the acceptance hereof assents and by which such holder is bound. Payments of principal and interest on this Certificate shall be made by First Bank National Association, in its capacity as Co-Owner Trustee under the Sale and Servicing Agreement. The property of the Trust includes a pool of Initial Home Loans and Subsequent Home Loans (collectively, the "Home Loans"), all monies due thereunder on or after the respective Cut-off Dates thereof, certain bank accounts and the proceeds thereof, proceeds from claims on certain insurance policies and certain other rights under the Trust Agreement and the Sale and Servicing Agreement and all proceeds of the foregoing. The rights of the holders of the Certificates are subordinated to the rights of the holders of the Notes, as set forth in the Sale and Servicing Agreement and the Indenture.

         Under the Trust Agreement, there will be distributed on the 20th day of each month or, if such 20th day is not a Business Day, the next Business Day, (each, a "Distribution Date"), commencing in October, 1996, to the person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month in which each Distribution Date occurs (the "Record Date") such Certificateholder's fractional undivided interest in the Certificateholder Distributable Amount to Certificateholders on such Distribution Date pursuant to Section 5.06 of the Sale and Servicing Agreement; provided however, that no principal will be distributed to the Certificateholders until on or after the Distribution Date on which the Class A-8 Notes have been paid in full.

         The holder of this Certificate acknowledges and agrees that its rights to receive distributions in respect of this Certificate are subordinated to the rights of the Noteholders as described in the Sale and Servicing Agreement and the Indenture.

         It is the intent of the Seller, the Company, the Servicer and the Certificateholders that, for purposes of Federal Income, state and local income and single business tax and any other income taxes, the Trust will be treated as a partnership and the Certificateholders (including the Company) will be treated as partners in that partnership. The Company and the other Certificateholders by acceptance of a Certificate, agree to treat, and to take no action inconsistent with the treatment of, the Certificates for such tax purposes as partnership interests in the Trust.

         Each Certificateholder or Certificate Owner, by its acceptance of a Certificate or, in the case of a Certificate Owner, a beneficial interest in a Certificate, covenants and agrees that such Certificateholder or Certificate Owner, as the case may be, will not at any time institute against the Company, or join in any institution against the Company of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Certificates, the Notes, the Trust Agreement or any of the Basic Documents.

         Distributions on this Certificate will be made as provided in the Trust Agreement, and the Indenture by the Indenture Trustee by wire transfer or check mailed to the Certificateholder of record in the Certificate Register without the presentation or surrender of this Certificate or the making of any notation hereon, except that with respect to Certificates registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Except as otherwise provided in the Trust Agreement and notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Co-Owner Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for the purpose by the Co-Owner Trustee in the Borough of Manhattan, The City of New York.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.





                  [Remainder of page intentionally left blank]

         Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee, by manual or facsimile signature, this Certificate shall not entitle the holder hereof to any benefit under the Trust Agreement or the Sale and Servicing Agreement or be valid for any purpose.

         THIS TRUST CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Trust and not in its individual capacity, has caused this Certificate to be duly executed.


                                    FIRSTPLUS HOME LOAN OWNER TRUST 1996-3

                                    By:   Wilmington Trust Company, not in its
                                          individual capacity but solely as
                                          Owner Trustee under the Trust
                                          Agreement



                                          By:
                                             ----------------------------
                                                Authorized Signatory

DATED:
      -------------------

                          CERTIFICATE OF AUTHENTICATION

         This is one of the Certificates referred to in the within-mentioned Trust Agreement.




                                    FIRST BANK NATIONAL ASSOCIATION,
                                    as Authenticating Agent



                                    By:
                                       ----------------------------------
                                           Authorized Signatory

                         (REVERSE OF TRUST CERTIFICATE)

         The Certificates do not represent an obligation of, or an interest in, the Seller, the Servicer, the Company, the Owner Trustee, the Co-Owner Trustee or any affiliates of any of them and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated herein or in the Trust Agreement or the Basic Documents. In addition, this Certificate is not guaranteed by any governmental agency or instrumentality and to limited in right of payment to certain collections with respect to the Home Loans (and certain other amounts), all as more specifically set forth herein and in the Sale and Servicing Agreement. The Certificates are limited in right of payment to certain collections and recoveries respecting the Home Loans, all as more specifically set forth in the Sale and Servicing Agreement and the Indenture. A copy of each of the Sale and Servicing Agreement, the Indenture and the Trust Agreement may be examined during normal business hours at the principal office of the Seller, and at such other places, if any, designated by the Seller, by any Certificateholder upon written request.

         MBIA Insurance Corporation, as the Securities Insurer, has issued a Guaranty Policy in the name of the Indenture Trustee for the benefit of the Certificateholders, which policy guarantees payments on each Distribution Date to the Indenture Trustee for the benefit of the Certificateholders of the related Certificateholders' Interest Distributable Amount and the portion of the Regular Principal Distribution Amount then payable on the Certificates. Unless a Securities Insurer Default shall be continuing, the Securities Insurer shall be deemed to be the Holder of 100% of the outstanding Certificates for the purpose of exercising the rights, including voting rights, of the Certificateholders under the Trust Agreement and the Sale and Servicing Agreement. In addition, on each Distribution Date, after the Certificateholders have been paid all amounts to which they are entitled, the Securities Insurer will be entitled to be reimbursed for any unreimbursed Guaranteed Payments and any other amounts owed under the Guaranty Policy.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Seller and the Company and the rights of the Certificateholders under the Trust Agreement at any time by the Seller, the Company and the Owner Trustee with the consent of the holders of the Notes and the Certificates each voting as a class evidencing not less than a majority of the outstanding Notes and the Certificate Principal Balance. Any such consent by the holder of this Certificate shall be conclusive and binding on such holder and on all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the holders of any of the Certificates.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies of the Certificate Registrar maintained by the Co-Owner Trustee in the Borough of Manhattan, The City of New York, accompanied by a written instrument of transfer in form satisfactory to the Co-Owner Trustee and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same aggregate interest in the Trust will be issued to the designated transferee. The initial Certificate Registrar appointed under the Trust Agreement is the Co-Owner Trustee.

         The Certificates are issuable only as registered Certificates without coupons in denominations of $100,000 and in integral multiples of $1,000 in excess thereof. As provided in the Trust Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same aggregate denomination, as requested by the holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Co-Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

         The Owner Trustee, the Co-Owner Trustee, the Certificate Registrar and any agent of the Owner Trustee, the Co-Owner Trustee or the Certificate Registrar may treat the person in whose name this Certificate is registered as the owner hereof for all purposes and none of the Owner Trustee, the Co-Owner Trustee, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

         The obligations and responsibilities created by the Trust Agreement and the Trust created thereby and the Servicing Agreement shall terminate eighteen months after the payment to Certificateholders of all amounts required to be paid to them pursuant to the Trust Agreement and the Sale and Servicing Agreement and the disposition of all property held as part of the Trust. The Company may at its option purchase the corpus of the Trust at a price specified in the Sale and Servicing Agreement, and such purchase of the Home Loans and other property of the Trust will effect early retirement of the Certificates; however, such right of purchase is exercisable only on a Distribution Date on which the Pool Principal Balance is less than or equal to 15% of the Pool Principal Balance of the Initial Home Loans and the Subsequent Home Loans conveyed to the Trust as of the respective Cut-off Dates.

         The Certificates may not be acquired by (a) an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA, (b) a plan described in Section 4975(e)(1) of the Code or (c) any entity, including an insurance company separate account, whose underlying assets include plan assets by reason of a plan's investment in the entity (each, a "Benefit Plan"). By accepting and holding this Certificate, the Holder hereof shall be deemed to have represented and warranted that it is not a Benefit Plan.

                                   ASSIGNMENT

         FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE


--------------------------------------------------------------------------------
(Please print or type name and address, including postal zip code, of assignee)


--------------------------------------------------------------------------------
the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing

--------------------------------------------------------------------------------
Attorney to transfer said Certificate on the books of the Certificate
Registrar, with full power of substitution in the premises.

Dated:
      ---------------------
                                                                              */
                                                --------------------------------
                                                      Signature Guaranteed:



                                                                              */
                                                --------------------------------

--------------------
*/       NOTICE:  The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by a member firm of the Now York Stock Exchange or a commercial bank or trust company.

                                  EXHIBIT A-2
                             TO THE TRUST AGREEMENT

                  (FORM OF CERTIFICATE ISSUED TO THE COMPANY)

                                   EXHIBIT B
                             TO THE TRUST AGREEMENT

                     (FORM OF RESIDUAL INTEREST INSTRUMENT]

THE RESIDUAL INTEREST IN THE TRUST REPRESENTED BY THIS RESIDUAL INTEREST INSTRUMENT HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. THIS RESIDUAL INTEREST MAY BE DIRECTLY OR INDIRECTLY OFFERED OR SOLD OR OTHERWISE DISPOSED OF (INCLUDING PLEDGED) BY THE HOLDER HEREOF ONLY TO (I) A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE ACT, IN A TRANSACTION THAT IS REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR THAT IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT PURSUANT TO RULE 144A OR (II) A PERSON INVOLVED IN THE ORGANIZATION OR OPERATION OF THE TRUST OR AN AFFILIATE OF SUCH A PERSON WITHIN THE MEANING OF RULE 3A-7 OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (INCLUDING, BUT NOT LIMITED TO, FIRSTPLUS RESIDUAL HOLDINGS, INC. AND FIRSTPLUS FINANCIAL, INC. ) IN A TRANSACTION THAT IS REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR THAT IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND SUCH LAWS. NO PERSON IS OBLIGATED TO REGISTER THIS RESIDUAL INTEREST UNDER THE ACT OR ANY STATE SECURITIES LAWS.

NO TRANSFER OF THIS RESIDUAL INTEREST INSTRUMENT OR ANY BENEFICIAL INTEREST THEREIN SHALL BE MADE TO ANY PERSON UNLESS THE OWNER TRUSTEE HAS RECEIVED A CERTIFICATE FROM THE TRANSFEREE TO THE EFFECT THAT SUCH TRANSFEREE (I) IS NOT A PERSON WHICH IS AN EMPLOYEE BENEFIT PLAN, TRUST OR ACCOUNT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR
SECTION 4975 OF THE CODE OR A GOVERNMENTAL PLAN, DEFINED IN SECTION 3(32) OF ERISA SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (ANY SUCH PERSON BEING A "PLAN") AND (II) IS NOT AN ENTITY, INCLUDING AN INSURANCE COMPANY SEPARATE ACCOUNT OR GENERAL ACCOUNT, WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY.

[THIS AGREEMENT IS NONTRANSFERABLE. NOTWITHSTANDING ANYTHING HEREIN OR IN THE TRUST AGREEMENT TO THE CONTRARY, ANY ATTEMPTED TRANSFER OF THIS RESIDUAL INTEREST INSTRUMENT SHALL BE NULL AND VOID FOR ALL PURPOSES.]

                     FIRSTPLUS HOME LOAN OWNER TRUST 1996-3


                         RESIDUAL INTEREST CERTIFICATE

No. _____


         THIS CERTIFIES THAT __________________________________ (the "Owner")
is the registered owner of a _____% residual interest in FIRSTPLUS HOME LOAN OWNER TRUST 1996-3 (the "Trust") existing under the laws of the State of Delaware and created pursuant to the Trust Agreement dated as of September 1, 1996 (the "Trust Agreement") between FIRSTPLUS INVESTMENT CORPORATION, as Depositor, FIRSTPLUS RESIDUAL HOLDINGS, INC., as the Company, WILMINGTON TRUST COMPANY, not in its individual capacity but solely in its fiduciary capacity as owner trustee under the Trust Agreement (the "Owner Trustee") and First Bank National Association, as Co-Owner Trustee (the "Co-Owner Trustee"). Initially capitalized terms used but not defined herein have the meanings assigned to them in the Trust Agreement. The Owner Trustee, on behalf of the Issuer and not in its individual capacity, has executed this Residual Interest Instrument by one of its duly authorized signatories as set forth below. This Residual Interest Instrument is one of the Residual Interest Instruments referred to in the Trust Agreement and is issued under and is subject to the terms, provisions and conditions of the Trust Agreement to which the holder of this Residual Interest Instrument by virtue of the acceptance hereof agrees and by which the holder hereof is bound. Reference is hereby made to the Trust Agreement and the Sale and Servicing Agreement for the rights of the holder of this Residual Interest Instrument, as well as for the terms and conditions of the Trust created by the Trust Agreement.

         The holder, by its acceptance hereof, agrees not to transfer this Residual Interest Instrument [except in accordance with terms and provisions of the Agreement].

         THIS RESIDUAL INTEREST INSTRUMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Trust and not in its individual capacity, has caused this Residual Interest Instrument to be duly executed.


                                  FIRSTPLUS HOME LOAN OWNER TRUST 1996-3

                                  By: Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee under the Trust
                                           Agreement


                                           By:
                                              ---------------------------------
DATED: September 27, 1996                          Authorized Signatory




                         CERTIFICATE OF AUTHENTICATION

         This is one of the Residual Interest referred to in the within-mentioned Agreement.



                                  FIRST BANK NATIONAL ASSOCIATION,
                                  as Authenticating Agent



                                  By:
                                      -----------------------------------------
                                                Authorized Signatory

                                   ASSIGNMENT

         FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE


--------------------------------------------------------------------------------
(Please print or type name and address, including postal zip code, of assignee)


--------------------------------------------------------------------------------
the within Instrument, and all rights thereunder, hereby irrevocably constituting and appointing
                                                                    Attorney to
-------------------------------------------------------------------
transfer said Instrument on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated:
       --------------------
                                                                             */
                                            -----------------------------------
                                                    Signature Guaranteed:

                                                                             */
                                            -----------------------------------


--------------------
*/       NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by a member firm of the Now York Stock Exchange or a commercial bank or trust company.

                                  EXHIBIT B-2
                             TO THE TRUST AGREEMENT

               (FORM OF RESIDUAL INTEREST ISSUED TO THE COMPANY)

                                   EXHIBIT C
                             TO THE TRUST AGREEMENT

                            CERTIFICATE OF TRUST OF
                    FIRSTPLUS HOME LOAN OWNER TRUST 1996-3

         THIS Certificate of Trust of FIRSTPLUS HOME LOAN OWNER TRUST 1996-3 (the "Trust"), dated as of September __, 1996, is being duly executed and filed by Wilmington Trust Company, a Delaware banking corporation, as trustee, to form a business trust under the Delaware Business Trust Act (12 Del. Code,
Section  3801 et seq.).

         1. Name. The name of the business trust formed hereby is FIRSTPLUS HOME LOAN OWNER TRUST 1996-3.

         2. Delaware Trustee. The name and business address of the trustee of the Trust in the State of Delaware is Wilmington Trust Company of Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890.
Attention:           .
          -----------

         IN WITNESS WHEREOF, the undersigned, being the sole trustee of the Trust, has executed this Certificate of Trust as of the date first above written.

                                  Wilmington Trust Company not in its individual capacity but solely as Owner Trustee under a Trust Agreement dated as of September 1 1996.

                                  By:
                                     -------------------------------------------
                                           Name:
                                           Title:

                                  EXHIBIT D TO
                              THE TRUST AGREEMENT


                             (Form of Demand Note)

                                   EXHIBIT E
                             TO THE TRUST AGREEMENT


                   (Form of Certificate Depository Agreement)



                                SEE TAB NUMBER 9